Exhibit 99.2

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	2Q09

Page Number
Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Detail
Net Revenues	4
Income	5

Citicorp

Income Statement and Balance Sheet Summary	6
Regional Consumer Banking	7 - 8
North America	9 - 10
EMEA	11 - 12
Latin America	13 - 14
Asia	15 - 16
Institutional Clients Group (ICG)	17
Securities and Banking	18
Transaction Services	19

Citi Holdings

Income Statement and Balance Sheet Summary	20
Brokerage and Asset Management	21
Local Consumer Lending	22 - 24
Special Asset Pool	25

Citigroup Supplemental Detail

Average Balances and Interest Rates	26
Deposits	27
Consumer Loan Delinquency Amounts, Net Credit Losses and Ratios	28
Allowance for Credit Losses
Total Citigroup	29
Consumer and Corporate	30
Components of Provision for Loan Losses
Citicorp	31
Citi Holdings / Total Citigroup	32
Non-Performing Assets
Total Citigroup	33
Citicorp	34
Citi Holdings	35

Reconciliation of Non-GAAP Financial Measures	36 - 38

CITIGROUP — FINANCIAL SUMMARY (In millions of dollars, except per share amounts)

													2Q09 vs.	Six	Six	YTD 2009 vs.
	1Q		2Q		3Q		4Q		1Q		2Q		2Q08 Increase/	Months	Months	YTD 2008 Increase/
	2008		2008		2008		2008		2009		2009		(Decrease)	2008	2009	(Decrease)

Total Revenues, Net of Interest Expense	$12,157		$17,538		$16,258		$5,646		$24,521		$29,969		71%	$29,695	$54,490	83%
Total Operating Expenses	15,377		15,214		14,007		24,642		11,685		11,999		(21)%	30,591	23,684	(23)%
Provision for Loan Losses and for Benefits and Claims	5,852		7,100		9,067		12,695		10,307		12,676		79%	12,952	22,983	77%
Income (Loss) from Continuing Operations before Income Taxes	(9,072)		(4,776)		(6,816)		(31,691)		2,529		5,294		NM	(13,848)	7,823	NM
Income Taxes	(3,886)		(2,447)		(3,295)		(10,698)		835		907		NM	(6,333)	1,742	NM
Income (Loss) from Continuing Operations	$(5,186)		$(2,329)		$(3,521)		$(20,993)		$1,694		$4,387		NM	$(7,515)	$6,081	NM
Income (Loss) from Discontinued Operations, net of Taxes	59		(94)		613		3,424		(117)		(142)		(51)%	(35)	(259)	NM
Net Income (Loss) before Attribution of Noncontrolling Interests	(5,127)		(2,423)		(2,908)		(17,569)		1,577		4,245		NM	(7,550)	5,822	NM
Net Income (Loss) Attributable to Noncontrolling Interests	(16)		72		(93)		(306)		(16)		(34)		NM	56	(50)	NM
Citigroup’s Net Income (Loss)	$(5,111)		$(2,495)		$(2,815)		$(17,263)		$1,593		$4,279		NM	$(7,606)	$5,872	NM

Diluted Earnings Per Share:
Income (Loss) from Continuing Operations	$(1.04	)(1)	$(0.53	)(1)	$(0.72	)(1)	$(4.04	)(1)	$(0.16	)(1)	$0.51		NM	$(1.56)	$0.36	NM
Citigroup’s Net Income (Loss)	$(1.03	)(1)	$(0.55	)(1)	$(0.61	)(1)	$(3.40	)(1)	$(0.18	)(1)	$0.49		NM	$(1.57)	$0.31	NM
Shares (in millions):
Average Basic	5,085.6		5,287.4		5,341.8		5,346.9		5,385.0		5,402.2		2%	5,186.5	5,393.6	4%
Average Diluted	5,591.1		5,800.0		5,867.3		5,922.0		5,969.1		5,989.3		3%	5,695.6	5,979.2	5%
Common Shares Outstanding, at period end	5,249.8		5,445.4		5,449.5		5,450.1		5,512.8		5,507.7		1%

Preferred Dividends - Basic (in millions) (2)	$83		$361		$389		$899		$1,274		$1,549			$444	$2,823
Preferred Dividends - Diluted (in millions) (2)	$17		$91		$119		$628		$1,004		$1,279			$108	$2,283

Income Available to Common Shareholders - Basic
Income (Loss) from Continuing Operations	$(5,253)		$(2,762)		$(3,817)		$(21,586)		$(849	)(3) (4)	$2,872	(2) (4)	NM	$(8,015)	$2,023	NM
Citigroup’s Net Income (Loss)	$(5,194)		$(2,856)		$(3,204)		$(18,162)		$(966	)(3) (4)	$2,730	(2) (4)	NM	$(8,050)	$1,764	NM

Income Available to Common Shareholders - Diluted
Income (Loss) from Continuing Operations	$(5,187	)(1)	$(2,492	)(1)	$(3,547	)(1)	$(21,315	)(1)	$(579	)(1) (3)	$3,142	(2) (4)	NM	$(7,679)	$2,563	NM
Citigroup’s Net Income (Loss)	$(5,128	)(1)	$(2,586	)(1)	$(2,934	)(1)	$(17,891	)(1)	$(696	)(1) (3)	$3,000	(2) (4)	NM	$(7,714)	$2,304	NM

Financial Ratios:
Tier 1 Capital Ratio	7.74%		8.74%		8.19%		11.92%		11.92%		12.7	%*
Total Capital Ratio	11.22%		12.29%		11.68%		15.70%		15.61%		16.6	%*
Leverage Ratio	4.39%		5.04%		4.70%		6.08%		6.60%		7.0	%*
Return on Common Equity	(18.6)%		(10.4)%		(12.2)%		(85.3)%		(5.6)%		14.8	%*		2.9%	4.9%

Balance Sheet Data, EOP (in billions, except Book Value per Share):
Total Assets	$2,199.7		$2,100.4		$2,050.1		$1,938.5		$1,822.6		$1,846.6	*	(12)%
Trading Account Assets	578.4		505.4		457.5		377.6		335.2		323.1	*	(36)%
Total Loans	789.8		746.8		717.0		694.2		657.3		641.7	*	(14)%
Total Deposits	831.2		803.6		780.3		774.2		762.7		804.7	*	0%
Citigroup’s Stockholders’ Equity	128.1		136.4		126.1		141.6		143.9		152.3	*	12%
Equity and Trust Securities	152.0		160.1		149.7		165.5		168.5		176.3	*	10%
Book Value Per Share	$20.70		$20.01		$18.10		$13.02		$12.64		$14.16	*	(29)%

Direct Staff (in thousands)	369		363		352		323		309		279	*	(23)%

(1)

The Company adopted FSP EITF 03-6-1 on January 1, 2009. All prior periods have been restated to conform to the current presentation. The Diluted EPS calculation for the first, second, third and fourth quarters of 2008, and the 2009 first quarter, utilizes Basic shares and Income available to common shareholders (Basic) due to the negative Income available to common shareholders. Using actual Diluted shares and Income available to common shareholders (Diluted) would result in anti-dilution.

(2)

Beginning in the fourth quarter of 2008, preferred stock dividends (subject to declaration) will vary quarter-to-quarter due to Series E being declared on a semi-annual basis compared to a quarterly basis for all other series.

(3)

The first quarter of 2009 Income available to common shareholders includes a reduction of $1.285 billion related to the conversion price reset (triggered on January 23, 2009) pursuant to Citigroup’s prior agreement with the purchasers of the $12.5 billion convertible preferred stock issued in a private offering in January 2008, the conversion price was reset from $31.62 per share to $26.35 per share. The reset will result in Citigroup’s issuing approximately 79 million additional common shares when the preferred stock is converted. There is no impact to net income, total stockholders’ equity or capital ratios due to the reset. However, the reset resulted in a reclassification from Retained earnings to Additional paid-in capital of $1.285 billion and a reduction in Income available to common shareholders of $1.285 billion.

(4)

Income available to common shareholders for the fourth quarter of 2008, first quarter of 2009 and second quarter of 2009 includes a reduction of $ 37 million, $53 million and $54 million, respectively, related to the preferred stock Series H quarterly discount accretion.

*  Preliminary

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

							2Q09 vs.	Six	Six	YTD 2009 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q08 Increase/	Months	Months	YTD 2008 Increase/
	2008	2008	2008	2008	2009	2009	(Decrease)	2008	2009	(Decrease)
Revenues
Interest revenue	$29,161	$27,337	$26,130	$23,871	$20,583	$19,671	(28)%	$56,498	$40,254	(29)%
Interest expense	16,073	13,351	12,726	10,600	7,657	6,842	(49)%	29,424	14,499	(51)%
Net interest revenue	13,088	13,986	13,404	13,271	12,926	12,829	(8)%	27,074	25,755	(5)%

Commissions and fees	1,341	5,799	3,208	18	4,168	5,437	(6)%	7,140	9,605	35%
Principal transactions	(6,632)	(5,802)	(3,013)	(7,154)	3,670	433	NM	(12,434)	4,103	NM
Administrative and other fiduciary fees	2,201	2,197	2,081	1,743	1,606	1,472	(33)%	4,398	3,078	(30)%
Realized gains (losses) on investments	(119)	(139)	(605)	(1,198)	9	(160)	(15)%	(258)	(151)	41%
Insurance premiums	843	847	823	708	755	745	(12)%	1,690	1,500	(11)%
Other revenue	1,435	650	360	(1,742)	1,387	9,213	NM	2,085	10,600	NM
Total non-interest revenues	(931)	3,552	2,854	(7,625)	11,595	17,140	NM	2,621	28,735	NM
Total revenues, net of interest expense	12,157	17,538	16,258	5,646	24,521	29,969	71%	29,695	54,490	83%

Provisions for Credit Losses and for Benefits and Claims

Net credit losses (NCLs)	3,638	4,310	4,920	6,143	7,282	8,355	94%	7,948	15,637	97%
Net build / (Release)	1,939	2,673	4,023	6,028	2,633	3,878	45%	4,612	6,511	41%
Provision for loan losses	5,577	6,983	8,943	12,171	9,915	12,233	75%	12,560	22,148	76%
Policyholder benefits and claims	275	260	274	594	332	308	18%	535	640	20%
Provision for unfunded lending commitments	—	(143)	(150)	(70)	60	135	NM	(143)	195	NM
Total provisions for credit losses and for benefits and claims	5,852	7,100	9,067	12,695	10,307	12,676	79%	12,952	22,983	77%

Operating Expenses
Compensation and benefits	8,562	8,692	7,544	6,298	6,235	6,359	(27)%	17,254	12,594	(27)%
Premises and Equipment	1,294	1,347	1,342	1,334	1,083	1,091	(19)%	2,641	2,174	(18)%
Technology / communication expense	1,500	1,519	1,515	1,459	1,142	1,154	(24)%	3,019	2,296	(24)%
Advertising and marketing expense	601	616	496	475	334	351	(43)%	1,217	685	(44)%
Restructuring-related items	15	(44)	8	1,571	(13)	(32)	27%	(29)	(45)	(55)%
Other operating	3,405	3,084	3,102	13,505	2,904	3,076	—	6,489	5,980	(8)%
Total operating expenses	15,377	15,214	14,007	24,642	11,685	11,999	(21)%	30,591	23,684	(23)%

Income (Loss) from Continuing Operations before Income Taxes	(9,072)	(4,776)	(6,816)	(31,691)	2,529	5,294	NM	(13,848)	7,823	NM
Provision (benefits) for income taxes	(3,886)	(2,447)	(3,295)	(10,698)	835	907	NM	(6,333)	1,742	NM

Income (Loss) from Continuing Operations	(5,186)	(2,329)	(3,521)	(20,993)	1,694	4,387	NM	(7,515)	6,081	NM

Discontinued Operations (1)
Income (Loss) from Discontinued Operations	54	337	507	(114)	(152)	(279)		391	(431)
Gain (Loss) on Sale	—	(517)	9	3,647	(12)	14		(517)	2
Provision (benefits) for income taxes	(5)	(86)	(97)	109	(47)	(123)		(91)	(170)
Income (Loss) from Discontinued Operations, net	59	(94)	613	3,424	(117)	(142)	(51)%	(35)	(259)	NM

Net Income (Loss) before attribution of Minority Interests	(5,127)	(2,423)	(2,908)	(17,569)	1,577	4,245	NM	(7,550)	5,822	NM

Net Income (Loss) attributable to noncontrolling Minority Interests (Minority Interest)	(16)	72	(93)	(306)	(16)	(34)	NM	56	(50)	NM

Citigroup’s Net Income (Loss)	$(5,111)	$(2,495)	$(2,815)	$(17,263)	$1,593	$4,279	NM	$(7,606)	$5,872	NM

(1)	Discontinued Operations includes:
a) The sale of substantially all of Citigroup’s CitiCapital equipment finance unit to General Electric.
b) The sale of substantially all of Citigroup’s Retail Banking Operations in Germany to Credit Mutuel.
c) The announced sale of Nikko Cordial Securities to Sumitomo Mitsui Banking Corporation.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET (In millions of dollars)

							June 30, 2009
							vs.
	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	December 31, 2008
	2008	2008	2008	2008	2009	2009 (1)	Inc (Decr)
Assets
Cash and due from banks (including segregated cash and other deposits)	$30,837	$44,824	$63,026	$29,253	$31,063	$26,915	(8)%
Deposits with banks	73,318	67,945	78,670	170,331	159,503	182,577	7%
Fed funds sold and securities borr’d or purch under agree. to resell	239,006	220,169	225,409	184,133	179,603	179,503	(3)%
Brokerage receivables	65,653	62,492	80,532	44,278	43,329	34,598	(22)%
Trading account assets	578,437	505,439	457,462	377,635	335,222	323,128	(14)%
Investments
Available-for-sale and non-marketable equity securities	204,154	232,527	205,730	191,561	178,046	207,135	8%
Held-to-maturity	1	1	1	64,459	60,760	59,622	(8)%
Total Investments	204,155	232,528	205,731	256,020	238,806	266,757	4%
Loans, net of unearned income
Consumer	551,405	525,069	498,349	481,387	453,963	447,652	(7)%
Corporate	238,438	221,721	218,606	212,829	203,329	194,038	(9)%
Loans, net of unearned income	789,843	746,790	716,955	694,216	657,292	641,690	(8)%
Allowance for loan losses	(18,257)	(20,777)	(24,005)	(29,616)	(31,703)	(35,940)	21%
Total loans, net	771,586	726,013	692,950	664,600	625,589	605,750	(9)%
Goodwill	43,471	42,386	39,662	27,132	26,410	25,578	(6)%
Intangible assets (other than MSR’s)	16,229	15,608	15,118	14,159	13,612	10,098	(29)%
Mortgage servicing rights (MSR’s)	7,716	8,934	8,346	5,657	5,481	6,770	20%
Other assets	169,289	161,101	164,598	165,272	163,960	165,538	0%
Assets of discontinued operations held for sale	—	12,946	18,627	—	—	19,412	—
Total assets	$2,199,697	$2,100,385	$2,050,131	$1,938,470	$1,822,578	$1,846,624	(5)%

Liabilities
Non-interest-bearing deposits in U.S. offices	$43,779	$49,636	$61,694	$60,070	$83,245	$82,854	38%
Interest-bearing deposits in U.S. offices	226,285	210,916	215,423	229,906	214,673	228,576	(1)%
Total U.S. Deposits	270,064	260,552	277,117	289,976	297,918	311,430	7%
Non-interest-bearing deposits in offices outside the U.S.	45,230	46,765	46,348	37,412	36,602	40,389	8%
Interest-bearing deposits in offices outside the U.S.	515,914	496,325	456,878	446,797	428,176	452,917	1%
Total International Deposits	561,144	543,090	503,226	484,209	464,778	493,306	2%

Total deposits	831,208	803,642	780,343	774,185	762,696	804,736	4%

Fed funds purch and securities loaned or sold under agree. to repurch.	279,561	246,107	250,419	205,293	184,803	172,016	(16)%
Brokerage payables	95,597	96,432	117,536	70,916	58,950	52,696	(26)%
Trading account liabilities	201,986	189,468	169,283	167,478	130,826	117,403	(30)%
Short-term borrowings	135,799	114,445	104,855	126,691	116,389	101,894	(20)%
Long-term debt	424,959	417,928	393,097	359,593	337,252	348,046	(3)%
Other liabilities (2)	98,277	90,987	90,801	90,292	85,735	83,291	(8)%
Liabilities of discontinued operations held for sale	—	456	14,273	—	—	12,374	—
Total liabilities	$2,067,387	$1,959,465	$1,920,607	$1,794,448	$1,676,651	1,692,456	(6)%

Equity
Stockholders’ Equity
Preferred Stock	$19,384	$27,424	$27,424	$70,664	$74,246	$74,301	5%
Common Stock	55	57	57	57	57	57	—
Additional paid-in capital	11,131	16,594	16,884	19,165	16,525	16,663	(13)%
Retained earnings	114,899	110,290	105,340	86,521	86,115	88,874	3%
Treasury stock	(10,020)	(9,911)	(9,642)	(9,582)	(5,996)	(5,950)	(38)%
Accumulated other comprehensive income (loss)	(7,381)	(8,049)	(14,001)	(25,195)	(27,013)	(21,643)	(14)%
Total Citigroup stockholders’ equity	$128,068	$136,405	$126,062	$141,630	$143,934	152,302	8%
Noncontrolling Minority interests (Minority Interest)	4,242	4,515	3,462	2,392	1,993	1,866	(22)%
Total equity	132,310	140,920	129,524	144,022	145,927	154,168	7%
Total liabilities and equity	$2,199,697	$2,100,385	$2,050,131	$1,938,470	$1,822,578	$1,846,624	(5)%

(1)	Preliminary
(2)

Includes allowance for credit losses for letters of credit and unfunded lending commitments of $1,250 million for the first quarter of 2008, $1,107 million for the second quarter of 2008, $957 million for the third quarter of 2008, and $887 million for the fourth quarter of 2008, respectively, and $947 million for the first quarter of 2009 and $1,082 million for the second quarter of 2009, respectively.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL NET REVENUE (In millions of dollars)

							2Q09 vs.	Six	Six	YTD 2009 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q08 Increase/	Months	Months	YTD 2008 Increase/
	2008	2008	2008	2008	2009	2009	(Decrease)	2008	2009	(Decrease)

CITICORP
Regional Consumer Banking
North America	$2,334	$2,111	$1,472	$1,847	$2,089	$1,761	(17)%	$4,445	$3,850	(13)%
EMEA	461	508	498	398	360	394	(22)%	969	754	(22)%
Latin America	2,235	2,371	2,300	1,852	1,791	1,819	(23)%	4,606	3,610	(22)%
Asia	1,944	1,891	1,839	1,613	1,531	1,631	(14)%	3,835	3,162	(18)%
Total	6,974	6,881	6,109	5,710	5,771	5,605	(19)%	13,855	11,376	(18)%

Securities and Banking
North America	3,592	3,507	4,018	(130)	5,244	1,898	(46)%	7,099	7,142	1%
EMEA	1,733	1,970	1,395	908	4,221	2,555	30%	3,703	6,776	83%
Latin America	681	722	469	497	798	1,046	45%	1,403	1,844	31%
Asia	1,712	1,207	1,463	1,191	2,161	1,373	14%	2,919	3,534	21%
Total	7,718	7,406	7,345	2,466	12,424	6,872	(7)%	15,124	19,296	28%

Transaction Services
North America	506	511	540	604	589	656	28%	1,017	1,245	22%
EMEA	884	947	953	893	844	860	(9)%	1,831	1,704	(7)%
Latin America	340	374	378	347	343	340	(9)%	714	683	(4)%
Asia	687	647	695	640	598	627	(3)%	1,334	1,225	(8)%
Total	2,417	2,479	2,566	2,484	2,374	2,483	—	4,896	4,857	(1)%

Total Citicorp	17,109	16,766	16,020	10,660	20,569	14,960	(11)%	33,875	35,529	5%

CITI HOLDINGS
Brokerage and Asset Management	2,390	2,467	2,094	1,472	1,701	12,339	NM	4,857	14,040	NM
Local Consumer Lending	7,500	6,224	5,432	5,297	6,453	3,930	(37)%	13,724	10,383	(24)%
Special Asset Pool	(14,408)	(6,612)	(6,822)	(11,732)	(4,702)	(519)	92%	(21,020)	(5,221)	75%
Total Citi Holdings	(4,518)	2,079	704	(4,963)	3,452	15,750	NM	(2,439)	19,202	NM

Corporate / Other	(434)	(1,307)	(466)	(51)	500	(741)	43%	(1,741)	(241)	86%

Total Citigroup - Net Revenues	$12,157	$17,538	$16,258	$5,646	$24,521	29,969	71%	29,695	54,490	83%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL INCOME (In millions of dollars)

							2Q09 vs.	Six	Six	YTD 2009 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q08 Increase/	Months	Months	YTD 2008 Increase/
	2008	2008	2008	2008	2009	2009	(Decrease)	2008	2009	(Decrease)

Income from Continuing Operations:
CITICORP
Regional Consumer Banking
North America	$345	$169	$(44)	$(2,048)	$197	$(15)	NM	$514	$182	(65)%
EMEA	19	37	31	(37)	(33)	(110)	NM	56	(143)	NM
Latin America	431	334	102	(4,215)	169	70	(79)%	765	239	(69)%
Asia	536	451	357	392	251	272	(40)%	987	523	(47)%
Total	1,331	991	446	(5,908)	584	217	(78)%	2,322	801	(66)%

Securities and Banking
North America	1,382	646	1,340	(1,093)	2,567	3	(100)%	2,028	2,570	27%
EMEA	196	376	102	(18)	2,172	746	98%	572	2,918	NM
Latin America	301	325	227	195	399	522	61%	626	921	47%
Asia	627	306	569	471	1,056	596	95%	933	1,652	77%
Total	2,506	1,653	2,238	(445)	6,194	1,867	13%	4,159	8,061	94%

Transaction Services
North America	88	61	94	80	138	181	NM	149	319	NM
EMEA	278	299	348	321	326	350	17%	577	676	17%
Latin America	141	151	159	137	160	150	(1)%	292	310	6%
Asia	304	278	317	297	280	293	5%	582	573	(2)%
Total	811	789	918	835	904	974	23%	1,600	1,878	17%

Total Citicorp	4,648	3,433	3,602	(5,518)	7,682	3,058	(11)%	8,081	10,740	33%

CITI HOLDINGS
Brokerage and Asset Management	(114)	267	(57)	(860)	58	6,814	NM	153	6,872	NM
Local Consumer Lending	125	(1,206)	(2,285)	(4,888)	(1,419)	(4,193)	NM	(1,081)	(5,612)	NM
Special Asset Pool	(9,161)	(4,286)	(4,594)	(8,953)	(3,975)	(1,262)	71%	(13,447)	(5,237)	61%
Total Citi Holdings	(9,150)	(5,225)	(6,936)	(14,701)	(5,336)	1,359	NM	(14,375)	(3,977)	72%

Corporate / Other	(684)	(537)	(187)	(774)	(652)	(30)	94%	(1,221)	(682)	44%

Income (Loss) From Continuing Operations	(5,186)	(2,329)	(3,521)	(20,993)	1,694	4,387	NM	(7,515)	6,081	NM
Discontinued Operations	59	(94)	613	3,424	(117)	(142)		(35)	(259)

Net Income (Loss) Attributable to Noncontrolling Minority Interests	(16)	72	(93)	(306)	(16)	(34)		56	(50)

Citigroup’s Net Income (Loss)	$(5,111)	$(2,495)	$(2,815)	$(17,263)	$1,593	$4,279	NM	$(7,606)	$5,872	NM

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP STATEMENT OF INCOME AND BALANCE SHEET SUMMARY (In millions of dollars)

							2Q09 vs.	Six	Six	YTD 2009 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q08 Increase/	Months	Months	YTD 2008 Increase/
	2008	2008	2008	2008	2009	2009	(Decrease)	2008	2009	(Decrease)
Revenues
Net interest revenue	$8,030	$8,634	$8,316	$8,990	$8,187	$8,445	(2)%	$16,664	$16,632	0%
Non-Interest revenue	9,079	8,132	7,704	1,670	12,382	6,515	(20)%	17,211	18,897	10%
Total revenues, net of interest expense	17,109	16,766	16,020	10,660	20,569	14,960	(11)%	33,875	35,529	5%

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses	929	1,289	1,317	1,406	1,237	1,560	21%	2,218	2,797	26%
Credit Reserve Build / (Release)	474	573	799	1,373	940	1,165	NM	1,047	2,105	NM
Provision for loan losses	1,403	1,862	2,116	2,779	2,177	2,725	46%	3,265	4,902	50%
Provision for Benefits & Claims	1	2	—	3	12	15	NM	3	27	NM
Provision for unfunded lending commitments	—	(75)	(80)	(36)	32	83	NM	(75)	115	NM
Total provisions for credit losses and for benefits and claims	1,404	1,789	2,036	2,746	2,221	2,823	58%	3,193	5,044	58%

Total operating expenses	9,326	9,900	8,948	15,359	7,197	7,849	(21)%	19,226	15,046	(22)%

Income (Loss) from Continuing Operations before Income Taxes	6,379	5,077	5,036	(7,445)	11,151	4,288	(16)%	11,456	15,439	35%
Provision (benefits) for income taxes	1,731	1,644	1,434	(1,927)	3,469	1,230	(25)%	3,375	4,699	39%

Income (Loss) from Continuing Operations	4,648	3,433	3,602	(5,518)	7,682	3,058	(11)%	8,081	10,740	33%
Net Income (Loss) attributable to noncontrolling Minority
Interests (Minority Interest)	13	21	16	(21)	(3)	3	(86)%	34	—	(100)%
Citicorp’s Net Income (Loss)	$4,635	$3,412	$3,586	$(5,497)	$7,685	$3,055	(10)%	$8,047	$10,740	33%

Balance Sheet Data (in billions):

Total EOP Assets	$1,225	$1,160	$1,158	$1,002	$958	$985		$1,160	$985

Average Assets	$1,379	$1,307	$1,175	$1,162	$1,037	$1,000		$1,343	$1,019	(24)%

Total EOP Deposits	$725	$681	$683	$673	$660	$702		$681	$702

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING Page 1 (In millions of dollars)

							2Q09 vs.	Six	Six	YTD 2009 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q08 Increase/	Months	Months	YTD 2008 Increase/
	2008	2008	2008	2008	2009	2009	(Decrease)	2008	2009	(Decrease)
Net Interest Revenue	$3,985	$4,220	$4,224	$3,801	$3,613	$3,903	(8)%	$8,205	$7,516	(8)%
Non-Interest Revenue	2,989	2,661	1,885	1,909	2,158	1,702	(36)%	5,650	3,860	(32)%
Total Revenues, Net of Interest Expense (1)	6,974	6,881	6,109	5,710	5,771	5,605	(19)%	13,855	11,376	(18)%
Total Operating Expenses	3,782	4,194	4,029	10,573	3,306	3,491	(17)%	7,976	6,797	(15)%
Net Credit Losses	863	981	1,096	1,084	1,160	1,392	42%	1,844	2,552	38%
Credit Reserve Build / (Release)	450	382	514	724	664	592	55%	832	1,256	51%
Provision for Benefits & Claims	1	2	—	3	12	15	NM	3	27	NM
Provision for Loan Losses and for Benefits and Claims	1,314	1,365	1,610	1,811	1,836	1,999	46%	2,679	3,835	43%
Income (loss) from Continuing Operations before Taxes	1,878	1,322	470	(6,674)	629	115	(91)%	3,200	744	(77)%
Income Taxes (benefits)	547	331	24	(766)	45	(102)	NM	878	(57)	NM
Income (loss) from Continuing Operations	1,331	991	446	(5,908)	584	217	(78)%	2,322	801	(66)%
Net Income (loss) Attributable to Minority Interests	1	4	5	1	—	—	(100)%	5	—	(100)%
Net Income (Loss)	$1,330	$987	$441	$(5,909)	$584	$217	(78)%	$2,317	$801	(65)%
Average Assets (in billions of dollars)	$223	$230	$222	$199	$182	$191	(17)%	$227	$187	(18)%
Return on Assets	2.40%	1.73%	0.79%	(11.81)%	1.30%	0.46%		2.05%	0.86%

Net Credit Losses as a % of Average Loans	2.65%	2.99%	3.35%	3.65%	4.14%	3.01%

Revenue by Business
Retail Banking	$3,451	$3,577	$3,531	$3,141	$2,955	$3,193	(11)%	$7,028	$6,148	(13)%
Citi-Branded Cards	3,523	3,304	2,578	2,569	2,816	2,412	(27)%	6,827	5,228	(23)%
Total GAAP Revenues	6,974	6,881	6,109	5,710	5,771	5,605	(19)%	13,855	11,376	(18)%
Net Impact of Credit Card Securitization Activity (2), (3)	964	1,247	1,892	1,602	1,484	1,644	32%	2,211	3,128	41%
Total Managed Revenues	$7,938	$8,128	$8,001	$7,312	$7,255	$7,249	(11)%	$16,066	$14,504	(10)%

Income (loss) from Continuing Operations by Business
Retail Banking	$700	$563	$563	$(5,791)	$443	$428	(24)%	$1,263	$871	(31)%
Citi-Branded Cards	631	428	(117)	(117)	141	(211)	NM	1,059	(70)	NM
Total	$1,331	$991	$446	$(5,908)	$584	$217	(78)%	$2,322	$801	(66)%

(1)

For Citi-Branded Cards, the first and second quarters of 2008 include releases of $28 million and $21 million, respectively, from the allowance for credit losses related to loan receivables that were securitized during the quarter.

(2)

Managed-basis (Managed) presentations detail certain non-GAAP financial measures. Managed presentations (applicable only to North American credit card operations, as securitizations are not done in any other regions) include results from both the on-balance sheet loans and off- balance sheet loans, and exclude the impact of card securitization activity. Managed presentations assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Citigroup’s owned loans. Citigroup believes that Managed presentations are useful to investors because they are widely used by analysts and investors within the credit card industry. Managed presentations are commonly used by other companies within the financial services industry.

See pages 36 - 38 for a further discussion of the Managed presentations and a reconciliation of these measures to their most comparable GAAP measure.
(3)

Net impact of Credit Card Securitization Activity includes the removal of securitization-related items that are part of GAAP revenues such as the gain on sale of credit card loans, mark-to-market revenue for interests retained in securitized assets classified as Trading, and net credit losses on loans that are considered sold for GAAP purposes.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING Page 2

							2Q09 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q08 Increase/
	2008	2008	2008	2008	2009	2009	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except branches)
Branches	4,328	4,308	4,255	4,229	4,104	3,991	(7)%
Accounts (in millions)	50.1	50.7	50.9	50.1	50.1	49.7	(2)%
Average Deposits	$273.8	$272.4	$266.0	$254.9	$253.4	$268.3	(2)%
Investment Sales (International Only)	$25.5	$25.7	$23.0	$16.5	$15.3	$25.0	(3)%
Investment AUMs	$144.0	$145.0	$127.4	$101.1	$93.5	$107.2	(26)%
Average Loans	$81.6	$83.9	$83.2	$74.8	$72.3	$74.8	(11)%
EOP Loans	$82.1	$83.6	$80.2	$76.0	$72.6	$75.5	(10)%
Net Interest Revenue as a % of Average Loans (1)	11.05%	11.37%	11.60%	12.04%	11.73%	12.09%
Net Credit Losses as a % of Average Loans	1.11%	1.34%	1.51%	1.78%	1.92%	2.22%
Loans 90+ Days Past Due as a % of EOP Loans	1.03%	1.03%	0.99%	0.96%	1.15%	1.10%

Citi-Branded Cards Key Indicators (in billions of dollars) (2)
EOP Open Accounts (in millions)	62.0	61.6	61.1	57.7	57.2	55.8	(9)%
Purchase Sales	$73.6	$78.3	$75.5	$69.1	$59.6	$63.6	(19)%
Average Managed Loans	$118.1	$119.2	$118.4	$113.5	$110.6	$110.8	(7)%
EOP Managed Loans	$118.0	$119.7	$117.5	$115.0	$109.0	$112.8	(6)%
Managed Average Yield (3)	14.04%	14.14%	14.29%	13.98%	14.67%	14.43%
Managed Net Interest Revenue as a % of Avg. Managed Loans (4)	10.49%	11.20%	11.28%	11.00%	12.31%	11.98%
Managed Net Credit Losses as a % of Average Managed Loans	5.17%	5.89%	6.39%	7.02%	8.53%	10.18%
Managed Net Credit Margin as a % of Avg. Managed Loans (5)	10.08%	9.44%	8.59%	7.56%	7.18%	4.43%
Managed Loans 90+ Days Past Due as a % of EOP Managed Loans	2.02%	2.13%	2.24%	2.56%	3.01%	2.98%

(1)	Also includes Net Interest Revenue related to the region’s deposit balances in excess of the average loan portfolio.
(2)

Managed-basis (Managed) presentations detail certain non-GAAP financial measures. Managed presentations (applicable only to North American credit card operations, as securitizations are not done in any other regions) include results from both the on-balance sheet loans and off- balance sheet loans, and exclude the impact of card securitization activity. Managed presentations assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Citigroup’s owned loans. Citigroup believes that Managed presentations are useful to investors because they are widely used by analysts and investors within the credit card industry. Managed presentations are commonly used by other companies within the financial services industry.

See pages 36 - 38 for a further discussion of the Managed presentations and a reconciliation of these measures to their most comparable GAAP measure.
(3)	Managed Average Yield is gross interest revenue earned divided by average managed loans.
(4)	Managed Net Interest Revenue includes certain fees that are recorded as interest revenue.
(5)	Managed Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING NORTH AMERICA Page 1 (In millions of dollars)

							2Q09 vs.	Six	Six	YTD 2009 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q08 Increase/	Months	Months	YTD 2008 Increase/
	2008	2008	2008	2008	2009	2009	(Decrease)	2008	2009	(Decrease)
Net Interest Revenue	$808	$887	$978	$989	$1,020	$1,150	30%	$1,695	$2,170	28%
Non-Interest Revenue	1,526	1,224	494	858	1,069	611	(50)%	2,750	1,680	(39)%
Total Revenues, Net of Interest Expense (1)	2,334	2,111	1,472	1,847	2,089	1,761	(17)%	4,445	3,850	(13)%
Total Operating Expenses	1,473	1,590	1,444	3,881	1,355	1,337	(16)%	3,063	2,692	(12)%
Net Credit Losses	145	136	144	190	258	305	NM	281	563	100%
Credit Reserve Build / (Release)	169	126	(9)	177	242	130	3%	295	372	26%
Provision for Benefits & Claims	—	2	—	3	12	15	NM	2	27	NM
Provision for Loan Losses and for Benefits and Claims	314	264	135	370	512	450	70%	578	962	66%
Income (loss) from Continuing Operations before Taxes	547	257	(107)	(2,404)	222	(26)	NM	804	196	(76)%
Income Taxes (benefits)	202	88	(63)	(356)	25	(11)	NM	290	14	(95)%
Income (loss) from Continuing Operations	345	169	(44)	(2,048)	197	(15)	NM	514	182	(65)%
Net Income (loss) Attributable to Minority Interests	—	—	—	—	—	—	—	—	—	—
Net Income (Loss)	$345	$169	$(44)	$(2,048)	$197	$(15)	NM	$514	$182	(65)%
Average Assets (in billions of dollars)	$40	$38	$32	$32	$32	$33	(13)%	$39	$33	(15)%
Return on Assets	3.47%	1.79%	(0.55)%	(25.46)%	2.50%	(0.18)%		2.65%	1.11%

Net Credit Losses as a % of Average Loans	3.31%	3.42%	3.51%	4.11%	4.99%	6.51%

Revenue by Business
Retail Banking	$850	$952	$1,004	$964	$882	$955	—	$1,802	$1,837	2%
Citi-Branded Cards	1,484	1,159	468	883	1,207	806	(30)%	2,643	2,013	(24)%
Total GAAP Revenues	2,334	2,111	1,472	1,847	2,089	1,761	(17)%	4,445	3,850	(13)%
Net Impact of Credit Card Securitization Activity (2), (3)	964	1,247	1,892	1,602	1,484	1,644	32%	2,211	3,128	41%
Total Managed Revenues	$3,298	$3,358	$3,364	$3,449	$3,573	$3,405	1%	$6,656	$6,978	5%

Income (loss) from Continuing Operations by Business
Retail Banking	$2	$60	$143	$(1,993)	$81	$88	47%	$62	$169	NM
Citi-Branded Cards	343	109	(187)	(55)	116	(103)	NM	452	13	(97)%
Total	$345	$169	$(44)	$(2,048)	$197	$(15)	NM	$514	$182	(65)%

(1)

For Citi-Branded Cards, the first and second quarters of 2008 include releases of $28 million and $21 million, respectively, from the allowance for credit losses related to loan receivables that were securitized during the quarter.

(2)

Managed-basis (Managed) presentations detail certain non-GAAP financial measures. Managed presentations (applicable only to North American credit card operations, as securitizations are not done in any other regions) include results from both the on-balance sheet loans and off- balance sheet loans, and exclude the impact of card securitization activity. Managed presentations assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Citigroup’s owned loans. Citigroup believes that Managed presentations are useful to investors because they are widely used by analysts and investors within the credit card industry. Managed presentations are commonly used by other companies within the financial services industry.

See pages 36 - 38 for a further discussion of the Managed presentations and a reconciliation of these measures to their most comparable GAAP measure.
(3)

Net impact of Credit Card Securitization Activity includes the removal of securitization-related items that are part of GAAP revenues such as the gain on sale of credit card loans, mark-to-market revenue for interests retained in securitized assets classified as Trading, and net credit losses on loans that are considered sold for GAAP purposes.

See pages 36 - 38 for a further discussion of the Managed presentations and a reconciliation of these measures to their most comparable GAAP measure.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP
REGIONAL CONSUMER BANKING
NORTH AMERICA
Page 2

							2Q09 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q08 Increase/
	2008	2008	2008	2008	2009	2009	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except branches)

Branches	1,051	1,030	1,010	1,015	1,000	1,001	(3)%
Accounts (in millions)	11.8	11.7	11.6	11.6	11.9	12.0	3%
Investment AUMs	$42.3	$41.3	$38.7	$32.3	$30.3	$31.8	(23)%

Average Deposits	$122.5	$121.6	$120.6	$125.5	$127.9	$135.7	12%

Average Loans	$2.3	$3.4	$4.5	$6.0	$6.9	$7.2	NM

EOP Loans	$2.5	$3.7	$4.9	$6.5	$7.0	$7.2	95%

Net Interest Revenue as a % of Avg. Loans	7.36%	5.77%	4.48%	4.53%	3.90%	4.23%

Net Credit Losses as a % of Avg. Loans	4.31%	3.11%	3.03%	3.83%	3.26%	4.85%

Loans 90+ Days Past Due as a % of EOP Loans	1.48%	1.47%	1.10%	1.29%	1.41%	1.35%

Citi-Branded Cards Key Indicators (in billions of dollars) (1)
EOP Open Accounts (in millions)	30.7	30.0	29.2	26.1	25.6	25.0	(17)%
Purchase Sales	$48.4	$51.6	$49.4	$46.0	$40.1	$42.4	(18)%

Average Managed Loans
Securitized	$68.8	$71.2	$71.3	$70.2	$67.5	$68.7	(4)%
On Balance Sheet	15.3	12.5	11.8	12.4	14.0	11.7	(6)%
Total	$84.1	$83.7	$83.1	$82.6	$81.5	$80.4	(4)%

EOP Managed Loans
Securitized	$70.8	$71.7	$71.1	$69.5	$68.3	$70.7	(1)%
On Balance Sheet	12.9	11.6	12.6	14.3	12.0	11.2	(3)%
Total	$83.7	$83.3	$83.7	$83.8	$80.3	$81.9	(2)%

Managed Average Yield (2)	11.38%	11.09%	11.55%	11.91%	13.09%	12.78%
Managed Net Interest Revenue as a % of Avg. Managed Loans (3)	7.70%	8.12%	8.64%	9.03%	11.03%	10.51%
Managed Net Credit Losses as a % of Average Managed Loans	4.79%	5.54%	5.90%	6.68%	8.42%	10.25%
Managed Net Credit Margin as a % of Avg. Managed Loans (4)	6.88%	5.96%	5.35%	5.22%	4.91%	1.89%
Managed Loans 90+ Days Past Due as a % of EOP Managed Loans	1.88%	1.96%	2.07%	2.48%	2.95%	2.71%

(1)          Managed-basis (Managed) presentations detail certain non-GAAP financial measures.  Managed presentations (applicable only to North American credit card operations, as securitizations are not done in any other regions) include results from both the on-balance sheet loans and off- balance sheet loans, and exclude the impact of card securitization activity. Managed presentations assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Citigroup’s owned loans. Citigroup believes that Managed presentations are useful to investors because they are widely used by analysts and investors within the credit card industry. Managed presentations are commonly used by other companies within the financial services industry.

See pages 36 - 38 for a further discussion of the Managed presentations and a reconciliation of these measures to their most comparable GAAP measure.

(2)   Managed Average Yield is gross interest revenue earned divided by average managed loans.

(3)   Managed Net Interest Revenue includes certain fees that are recorded as interest revenue.

(4)   Managed Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING EMEA PAGE 1 (In millions of dollars)

							2Q09 vs.	Six	Six	YTD 2009 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q08 Increase/	Months	Months	YTD 2008 Increase/
	2008	2008	2008	2008	2009	2009	(Decrease)	2008	2009	(Decrease)

Net Interest Revenue	$299	$335	$350	$285	$224	$243	(27)%	$634	$467	(26)%
Non-Interest Revenue	162	173	148	113	136	151	(13)%	335	287	(14)%
Total Revenues, Net of Interest Expense	461	508	498	398	360	394	(22)%	969	754	(22)%
Total Operating Expenses	375	395	372	358	256	282	(29)%	770	538	(30)%
Net Credit Losses	47	48	55	87	89	121	NM	95	210	NM
Credit Reserve Build / (Release)	16	15	33	11	72	158	NM	31	230	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	63	63	88	98	161	279	NM	126	440	NM
Income (loss) from Continuing Operations before Taxes	23	50	38	(58)	(57)	(167)	NM	73	(224)	NM
Income Taxes (benefits)	4	13	7	(21)	(24)	(57)	NM	17	(81)	NM
Income (loss) from Continuing Operations	19	37	31	(37)	(33)	(110)	NM	56	(143)	NM
Net Income (loss) Attributable to Minority Interests	2	4	5	1	—	—	(100)%	6	—	(100)%
Net Income (Loss)	$17	$33	$26	$(38)	$(33)	$(110)	NM	$50	$(143)	NM
Average Assets (in billions of dollars)	$13	$14	$14	$11	$11	$11	(21)%	$14	$11	(21)%
Return on Assets	0.53%	0.95%	0.74%	(1.37)%	(1.22)%	(4.01)%		0.72%	(2.62)%

Net Credit Losses as a % of Average Loans	2.02%	1.92%	2.13%	4.09%	4.54%	5.78%

Revenue by Business
Retail Banking	$296	$325	$310	$229	$205	$234	(28)%	$621	$439	(29)%
Citi-Branded Cards	165	183	188	169	155	160	(13)%	348	315	(9)%
Total	$461	$508	$498	$398	$360	$394	(22)%	$969	$754	(22)%

Income (loss) from Continuing Operations by Business
Retail Banking	$(8)	$6	$(2)	$(53)	$(41)	$(76)	NM	$(2)	$(117)	NM
Citi-Branded Cards	27	31	33	16	8	(34)	NM	58	(26)	NM
Total	$19	$37	$31	$(37)	$(33)	$(110)	NM	$56	$(143)	NM

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING EMEA PAGE 2

							2Q09 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q08 Increase/
	2008	2008	2008	2008	2009	2009	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except branches)

Branches	450	446	455	446	401	396	(11)%
Accounts (in millions)	4.0	4.1	4.2	4.2	4.2	4.2	2%
Average Deposits	$11.2	$11.8	$11.3	$9.0	$8.3	$9.0	(24)%
Investment Sales	$0.9	$0.8	$0.7	$0.3	$0.4	$0.5	(38)%
Investment AUMs	$6.6	$6.6	$5.6	$4.0	$3.5	$4.5	(32)%
Average Loans	$6.7	$7.2	$7.3	$5.7	$5.4	$5.6	(22)%
EOP Loans	$6.9	$7.5	$7.2	$6.3	$5.5	$5.7	(24)%
Net Interest Revenue as a % of Average Loans (1)	10.50%	10.99%	11.14%	11.04%	9.26%	9.78%
Net Credit Losses as a % of Average Loans	1.80%	1.70%	1.99%	4.41%	4.50%	5.34%
Loans 90+ Days Past Due as a % of EOP Loans	0.48%	0.61%	0.48%	0.75%	1.06%	1.23%

Citi-Branded Cards Key Indicators (in billions of dollars)
EOP Open Accounts (in millions)	2.5	2.6	2.7	2.8	2.8	2.8	8%
Purchase Sales	$2.3	$2.6	$2.7	$2.3	$1.8	$1.9	(27)%
Average Loans	$2.6	$2.9	$3.1	$2.7	$2.5	$2.8	(3)%
EOP Loans	$2.7	$3.1	$3.1	$2.8	$2.5	$2.8	(10)%
Average Yield (2)	20.70%	19.70%	19.30%	19.45%	19.67%	20.35%
Net Interest Revenue as a % of Avg. Loans (3)	19.16%	19.14%	18.76%	18.25%	16.09%	15.20%
Net Credit Losses as a % of Average Loans	2.61%	2.47%	2.45%	3.43%	4.62%	6.70%
Net Credit Margin as a % of Avg. Loans (4)	22.94%	22.92%	21.82%	21.07%	20.23%	16.23%
Loans 90+ Days Past Due as a % of EOP Loans	0.75%	0.61%	1.12%	1.28%	2.22%	3.35%

(1)   Also includes Net Interest Revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)   Average Yield is gross interest revenue earned divided by average loans.

(3)   Net Interest Revenue includes certain fees that are recorded as interest revenue.

(4)   Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING LATIN AMERICA PAGE 1 (In millions of dollars)

							2Q09 vs.	Six	Six	YTD 2009 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q08 Increase/	Months	Months	YTD 2008 Increase/
	2008	2008	2008	2008	2009	2009	(Decrease)	2008	2009	(Decrease)

Net Interest Revenue	$1,636	$1,741	$1,669	$1,345	$1,251	$1,350	(22)%	$3,377	$2,601	(23)%
Non-Interest Revenue	599	630	631	507	540	469	(26)%	1,229	1,009	(18)%
Total Revenues, Net of Interest Expense	2,235	2,371	2,300	1,852	1,791	1,819	(23)%	4,606	3,610	(22)%
Total Operating Expenses	945	1,238	1,292	5,382	911	1,039	(16)%	2,183	1,950	(11)%
Net Credit Losses	466	555	640	544	541	612	10%	1,021	1,153	13%
Credit Reserve Build / (Release)	237	157	301	421	166	154	(2)%	394	320	(19)%
Provision for Benefits & Claims	1	—	—	—	—	—	—	1	—	(100)%
Provision for Loan Losses and for Benefits and Claims	704	712	941	965	707	766	8%	1,416	1,473	4%
Income (loss) from Continuing Operations before Taxes	586	421	67	(4,495)	173	14	(97)%	1,007	187	(81)%
Income Taxes (benefits)	155	87	(35)	(280)	4	(56)	NM	242	(52)	NM
Income (loss) from Continuing Operations	431	334	102	(4,215)	169	70	(79)%	765	239	(69)%
Net Income (loss) Attributable to Minority Interests	—	—	—	—	—	—	—	—	—	—
Net Income (Loss)	$431	$334	$102	$(4,215)	$169	$70	(79)%	$765	$239	(69)%
Average Assets (in billions of dollars)	$74	$80	$81	$69	$56	$61	(24)%	$77	$59	(23)%
Return on Assets	2.34%	1.68%	0.50%	(24.30)%	1.22%	0.46%		2.00%	0.82%

Net Credit Losses as a % of Average Loans	6.08%	6.90%	7.79%	7.71%	8.30%	8.80%

Revenue by Business
Retail Banking	$1,053	$1,060	$1,067	$917	$893	$981	(7)%	$2,113	$1,874	(11)%
Citi-Branded Cards	1,182	1,311	1,233	935	898	838	(36)%	2,493	1,736	(30)%
Total	$2,235	$2,371	$2,300	$1,852	$1,791	$1,819	(23)%	$4,606	$3,610	(22)%

Income (loss) from Continuing Operations by Business
Retail Banking	$312	$149	$112	$(4,073)	$180	$150	1%	$461	$330	(28)%
Citi-Branded Cards	119	185	(10)	(142)	(11)	(80)	NM	304	(91)	NM
Total	$431	$334	$102	$(4,215)	$169	$70	(79)%	$765	$239	(69)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING LATIN AMERICA PAGE 2

							2Q09 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q08 Increase/
	2008	2008	2008	2008	2009	2009	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except branches)
Branches	2,196	2,201	2,155	2,128	2,065	1,966	(11)%
Accounts (in millions)	17.3	17.8	17.8	17.5	17.2	17.1	(4)%
Average Deposits	$41.9	$41.9	$41.5	$35.6	$34.1	$36.0	(14)%
Investment Sales	$14.6	$15.4	$16.2	$13.4	$11.5	$18.3	19%
Investment AUMs	$40.8	$44.0	$38.2	$29.0	$26.7	$32.8	(25)%
Average Loans	$16.5	$17.3	$17.8	$15.9	$15.3	$16.3	(6)%
EOP Loans	$16.3	$17.3	$17.1	$15.7	$15.4	$16.5	(5)%
Net Interest Revenue as a % of Average Loans (1)	17.87%	16.34%	15.85%	15.64%	16.33%	16.78%
Net Credit Losses as a % of Average Loans	2.44%	2.98%	3.29%	2.83%	2.97%	3.43%
Loans 90+ Days Past Due as a % of EOP Loans	3.39%	3.03%	2.92%	2.46%	2.75%	2.18%

Citi-Branded Cards Key Indicators (in billions of dollars)
EOP Open Accounts (in millions)	13.0	13.1	13.1	12.9	12.9	12.5	(5)%
Purchase Sales	$8.2	$8.8	$8.5	$7.1	$5.9	$6.5	(26)%
Average Loans	$14.3	$15.0	$14.9	$12.1	$11.1	$11.5	(23)%
EOP Loans	$14.5	$15.4	$14.0	$11.8	$11.0	$11.8	(23)%
Average Yield (2)	28.62%	30.58%	29.25%	27.40%	26.47%	25.48%
Net Interest Revenue as a % of Avg. Loans (3)	25.40%	27.83%	25.63%	23.67%	23.24%	22.95%
Net Credit Losses as a % of Average Loans	10.29%	11.42%	13.16%	14.14%	15.67%	16.22%
Net Credit Margin as a % of Avg. Loans (4)	22.92%	23.70%	19.73%	16.64%	17.14%	12.56%
Loans 90+ Days Past Due as a % of EOP Loans	3.74%	4.10%	4.31%	4.80%	5.04%	5.89%

(1)     Also includes Net Interest Revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)     Average Yield is gross interest revenue earned divided by average loans.

(3)     Net Interest Revenue  includes certain fees that are recorded as interest revenue.

(4)     Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

Reclassified to conform to the current period’s presentation.

CITICORP
REGIONAL CONSUMER BANKING
ASIA
PAGE 1
(In millions of dollars)

							2Q09 vs.	Six	Six	YTD 2009 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q08 Increase/	Months	Months	YTD 2008 Increase/
	2008	2008	2008	2008	2009	2009	(Decrease)	2008	2009	(Decrease)

Net Interest Revenue	$1,242	$1,257	$1,227	$1,182	$1,118	$1,160	(8)%	$2,499	$2,278	(9)%
Non-Interest Revenue	702	634	612	431	413	471	(26)%	1,336	884	(34)%
Total Revenues, Net of Interest Expense	1,944	1,891	1,839	1,613	1,531	1,631	(14)%	3,835	3,162	(18)%
Total Operating Expenses	989	971	921	952	784	833	(14)%	1,960	1,617	(18)%
Net Credit Losses	205	242	257	263	272	354	46%	447	626	40%
Credit Reserve Build / (Release)	28	84	189	115	184	150	79%	112	334	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	233	326	446	378	456	504	55%	559	960	72%
Income (loss) from Continuing Operations before Taxes	722	594	472	283	291	294	(51)%	1,316	585	(56)%
Income Taxes (benefits)	186	143	115	(109)	40	22	(85)%	329	62	(81)%
Income (loss) from Continuing Operations	536	451	357	392	251	272	(40)%	987	523	(47)%
Net Income (loss) Attributable to Minority Interests	(1)	—	—	—	—	—	—	(1)	—	100%
Net Income (Loss)	$537	$451	$357	$392	$251	$272	(40)%	$988	$523	(47)%

Average Assets (in billions of dollars)	$96	$98	$95	$87	$83	$86	(12)%	$97	$85	(12)%
Return on Assets	2.25%	1.85%	1.49%	1.79%	1.23%	1.27%		2.05%	1.24%

Net Credit Losses as a % of Average Loans	1.13%	1.32%	1.44%	1.66%	1.83%	2.30%

Revenue by Business
Retail Banking	$1,252	$1,240	$1,150	$1,031	$975	$1,023	(18)%	$2,492	$1,998	(20)%
Citi-Branded Cards	692	651	689	582	556	608	(7)%	1,343	1,164	(13)%
Total	$1,944	$1,891	$1,839	$1,613	$1,531	$1,631	(14)%	$3,835	$3,162	(18)%

Income (loss) from Continuing Operations by Business
Retail Banking	$394	$348	$310	$328	$223	$266	(24)%	$742	$489	(34)%
Citi-Branded Cards	142	103	47	64	28	6	(94)%	245	34	(86)%
Total	$536	$451	$357	$392	$251	$272	(40)%	$987	$523	(47)%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP
REGIONAL CONSUMER BANKING
ASIA
PAGE 2

							2Q09 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q08 Increase/
	2008	2008	2008	2008	2009	2009	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except branches)

Branches	631	631	635	640	638	628	—
Accounts (in millions)	17.0	17.1	17.3	16.8	16.8	16.4	(4)%
Average Deposits	$98.2	$97.1	$92.6	$84.8	$83.1	$87.6	(10)%
Investment Sales	$10.0	$9.5	$6.1	$2.8	$3.4	$6.2	(35)%
Investment AUMs	$54.3	$53.1	$44.9	$35.8	$33.0	$38.1	(28)%
Average Loans	$56.1	$56.0	$53.6	$47.2	$44.7	$45.7	(18)%
EOP Loans	$56.4	$55.1	$51.0	$47.5	$44.7	$46.1	(16)%
Net Interest Revenue as a % of Average Loans (1)	5.72%	5.77%	5.79%	6.44%	6.46%	6.40%
Net Credit Losses as a % of Average Loans	0.50%	0.68%	0.73%	0.85%	0.87%	0.99%
Loans 90+ Days Past Due as a % of EOP Loans	0.39%	0.43%	0.40%	0.45%	0.57%	0.66%

Citi-Branded Cards Key Indicators (in billions of dollars)

EOP Open Accounts (in millions)	15.8	15.9	16.1	15.9	15.9	15.5	(3)%
Purchase Sales	$14.7	$15.3	$14.9	$13.7	$11.8	$12.8	(16)%
Average Loans	$17.1	$17.6	$17.3	$16.1	$15.5	$16.1	(9)%
EOP Loans	$17.1	$17.9	$16.7	$16.6	$15.2	$16.3	(9)%
Average Yield (2)	13.82%	13.79%	13.64%	13.55%	13.72%	13.64%
Net Interest Revenue as a % of Avg. Loans (3)	10.44%	10.39%	10.25%	10.34%	10.62%	10.83%
Net Credit Losses as a % of Average Loans	3.17%	3.36%	3.63%	4.02%	4.62%	6.00%
Net Credit Margin as a % of Avg. Loans (4)	13.09%	11.54%	12.20%	10.40%	9.94%	9.18%
Loans 90+ Days Past Due as a % of EOP Loans	1.49%	1.53%	1.57%	1.57%	2.04%	2.15%

(1)	Also includes Net Interest Revenue related to the region’s deposit balances in excess of the average loan portfolio.
(2)	Average Yield is gross interest revenue earned divided by average loans.
(3)	Net Interest Revenue includes certain fees that are recorded as interest revenue.
(4)	Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

Reclassified to conform to the current period’s presentation.

CITICORP
INSTITUTIONAL CLIENTS GROUP
(In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	2Q09 vs. 2Q08 Increase/	Six Months	Six Months	YTD 2009 vs. YTD 2008 Increase/
	2008	2008	2008	2008	2009	2009	(Decrease)	2008	2009	(Decrease)

Commissions and Fees	$739	$690	$709	$569	$418	$466	(32)%	1,429	884	(38)%
Administration and Other Fiduciary Fees	1,400	1,433	1,441	1,304	1,248	1,262	(12)%	2,833	2,510	(11)%
Investment Banking	869	1,396	740	324	940	1,242	(11)%	2,265	2,182	(4)%
Principal Transactions	3,004	1,954	3,122	(1,522)	7,150	1,081	(45)%	4,958	8,231	66%
Other	78	(2)	(193)	(914)	468	762	NM	76	1,230	NM
Total Non-Interest Revenue	6,090	5,471	5,819	(239)	10,224	4,813	(12)%	11,561	15,037	30%
Net Interest Revenue (including Dividends)	4,045	4,414	4,092	5,189	4,574	4,542	3%	8,459	9,116	8%
Total Revenues, Net of Interest Expense	10,135	9,885	9,911	4,950	14,798	9,355	(5)%	20,020	24,153	21%
Total Operating Expenses	5,544	5,706	4,919	4,786	3,891	4,358	(24)%	11,250	8,249	(27)%
Net Credit Losses	66	308	221	322	77	168	(45)%	374	245	(34)%
Provision for Unfunded Lending Commitments	—	(75)	(80)	(36)	32	83	NM	(75)	115	NM
Credit Reserve Build / (Release)	24	191	285	649	276	573	NM	215	849	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	90	424	426	935	385	824	94%	514	1,209	NM
Income (loss) from Continuing Operations before Taxes	4,501	3,755	4,566	(771)	10,522	4,173	11%	8,256	14,695	78%
Income Taxes (benefits)	1,184	1,313	1,410	(1,161)	3,424	1,332	1%	2,497	4,756	90%
Income from Continuing Operations	3,317	2,442	3,156	390	7,098	2,841	16%	5,759	9,939	73%
Net Income (loss) Attributable to Minority Interests	12	17	11	(22)	(3)	3	(82)%	29	—	(100)%
Net Income	$3,305	$2,425	$3,145	$412	$7,101	$2,838	17%	$5,730	$9,939	73%

Average Assets (in billions of dollars)	$1,156	$1,077	$953	$963	$855	$809	(25)%	$1,117	$832	(26)%
Return on Assets	1.15%	0.91%	1.31%	0.17%	3.37%	1.41%		1.03%	2.41%

Revenue by Region
North America	$4,098	$4,018	$4,558	$474	$5,833	$2,554	(36)%	$8,116	$8,387	3%
EMEA	2,617	2,917	2,348	1,801	5,065	3,415	17%	5,534	8,480	53%
Latin America	1,021	1,096	847	844	1,141	1,386	26%	2,117	2,527	19%
Asia	2,399	1,854	2,158	1,831	2,759	2,000	8%	4,253	4,759	12%
Total	$10,135	$9,885	$9,911	$4,950	$14,798	$9,355	(5)%	$20,020	$24,153	21%

Income (loss) from Continuing Operations by Region
North America	$1,470	$707	$1,434	$(1,013)	$2,705	$184	(74)%	$2,177	$2,889	33%
EMEA	474	675	450	303	2,498	1,096	62%	1,149	3,594	NM
Latin America	442	476	386	332	559	672	41%	918	1,231	34%
Asia	931	584	886	768	1,336	889	52%	1,515	2,225	47%
Total	$3,317	$2,442	$3,156	$390	$7,098	$2,841	16%	$5,759	$9,939	73%

Average Loans by Region (in billions)
North America	$202	$192	$179	$185	$174	130	(32)%
EMEA	9	10	10	8	6	20	100%
Latin America	13	13	13	11	10	13	—
Asia	12	13	13	11	9	14	8%
Total	$236	$228	$215	$215	$199	$177	(22)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP
INSTITUTIONAL CLIENTS GROUP
SECURITIES AND BANKING
(In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	2Q09 vs. 2Q08 Increase/	Six Months	Six Months	YTD 2009 vs. YTD 2008 Increase/
	2008	2008	2008	2008	2009	2009	(Decrease)	2008	2009	(Decrease)

Net Interest Revenue	$2,750	$3,100	$2,670	$3,735	$3,168	$3,087	—	$5,850	$6,255	7%
Non-Interest Revenue	4,968	4,306	4,675	(1,269)	9,256	3,785	(12)%	9,274	13,041	41%
Total Revenues, Net of Interest Expense	7,718	7,406	7,345	2,466	12,424	6,872	(7)%	15,124	19,296	28%
Total Operating Expenses	4,284	4,371	3,667	3,477	2,817	3,270	(25)%	8,655	6,087	(30)%
Net Credit Losses	65	305	223	306	74	171	(44)%	370	245	(34)%
Provision for Unfunded Lending Commitments	—	(75)	(74)	(36)	32	83	NM	(75)	115	NM
Credit Reserve Build / (Release)	23	183	288	632	278	565	NM	206	843	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	88	413	437	902	384	819	98%	501	1,203	NM
Income (loss) from Continuing Operations before Taxes	3,346	2,622	3,241	(1,913)	9,223	2,783	6%	5,968	12,006	NM
Income Taxes (benefits)	840	969	1,003	(1,468)	3,029	916	(5)%	1,809	3,945	NM
Income (loss) from Continuing Operations	2,506	1,653	2,238	(445)	6,194	1,867	13%	4,159	8,061	94%
Net Income (loss) Attributable to Minority Interests	4	8	2	(27)	1	—	(100)%	12	1	(92)%
Net Income (Loss)	$2,502	$1,645	$2,236	$(418)	$6,193	$1,867	13%	$4,147	$8,060	94%

Average Assets (in billions of dollars)	1,083	1,004	883	894	796	749	(25)%	1,044	772	(26)%
Return on Assets	0.93%	0.66%	1.01%	(0.19)%	3.16%	1.00%		0.80%	2.11%

Revenue Details:
Investment Banking:
Advisory (1)	$284	$259	$265	$230	$227	$130	(50)%	$543	$357	(34)%
Equity Underwriting	158	419	47	5	143	279	(33)%	577	422	(27)%
Debt Underwriting	388	657	306	227	612	751	14%	1,045	1,363	30%
Total Investment Banking	830	1,335	618	462	982	1,160	(13)%	2,165	2,142	(1)%
Lending	919	(155)	1,262	2,194	(329)	(928)	NM	764	(1,257)	NM
Equity Markets	1,161	1,526	550	(359)	1,604	1,101	(28)%	2,687	2,705	1%
Fixed Income Markets	4,732	4,439	4,756	468	10,221	5,573	26%	9,171	15,794	72%
Private Bank	633	593	563	520	499	477	(20)%	1,226	976	(20)%
Other Securities and Banking	(557)	(332)	(404)	(819)	(553)	(511)	(54)%	(889)	(1,064)	(20)%
Total Securities and Banking Revenues	$7,718	$7,406	$7,345	$2,466	$12,424	$6,872	(7)%	$15,124	$19,296	28%

(1)  Certain of Citigroup’s Advisory activities are included within the Citi Holdings segment.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP TRANSACTION SERVICES (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	2Q09 vs. 2Q08 Increase/	Six Months	Six Months	YTD 2009 vs. YTD 2008 Increase/
	2008	2008	2008	2008	2009	2009	(Decrease)	2008	2009	(Decrease)

Net Interest Revenue	$1,295	$1,314	$1,422	$1,454	$1,406	$1,455	11%	$2,609	$2,861	10%
Non-Interest Revenue	1,122	1,165	1,144	1,030	968	1,028	(12)%	2,287	1,996	(13)%
Total Revenues, Net of Interest Expense	2,417	2,479	2,566	2,484	2,374	2,483	—	4,896	4,857	(1)%
Total Operating Expenses	1,260	1,335	1,252	1,309	1,074	1,088	(19)%	2,595	2,162	(17)%
Net Credit Losses	1	3	(2)	16	3	(3)	NM	4	—	(100)%
Provision for Unfunded Lending Commitments	—	—	(6)	—	—	—	—	—	—	—
Credit Reserve Build / (Release)	1	8	(3)	17	(2)	8	—	9	6	(33)%
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	2	11	(11)	33	1	5	(55)%	13	6	(54)%
Income (loss) from Continuing Operations before Taxes	1,155	1,133	1,325	1,142	1,299	1,390	23%	2,288	2,689	18%
Income Taxes	344	344	407	307	395	416	21%	688	811	18%
Income (loss) from Continuing Operations	811	789	918	835	904	974	23%	1,600	1,878	17%
Net Income (loss) Attributable to Minority Interests	8	9	9	5	(4)	3	(67)%	17	(1)	NM
Net Income (Loss)	$803	$780	$909	$830	$908	$971	24%	$1,583	$1,879	19%
Average Assets (in billions of dollars)	$73	$73	$70	$69	$59	$60	(18)%	$73	$60	(18)%
Return on Assets	4.42%	4.30%	5.17%	4.79%	6.24%	6.49%		4.36%	6.32%

Revenue Details
Treasury and Trade Solutions	$1,554	$1,623	$1,720	$1,754	$1,750	$1,793	10%	3,177	3,543	12%
Security Services	863	856	846	730	624	690	(19)%	1,719	1,314	(24)%
Total	$2,417	$2,479	$2,566	$2,484	$2,374	$2,483	—	$4,896	$4,857	(1)%

Average Deposits and Other Customer Liability Balances (in billions)
North America	$62	$52	$55	$78	$76	73	40%
EMEA	105	110	109	106	97	100	(9)%
Latin America	20	20	19	18	17	18	(10)%
Asia	96	93	90	90	88	97	4%
Total	$283	$275	$273	$292	$278	$288	5%

EOP Assets Under Custody (in trillions of dollars)	$12.9	$12.8	$11.9	$10.7	$10.3	$11.1	(13)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS STATEMENT OF INCOME AND BALANCE SHEET SUMMARY (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	2Q09 vs. 2Q08 Increase/	Six Months	Six Months	YTD 2009 vs. YTD 2008 Increase/
	2008	2008	2008	2008	2009	2009	(Decrease)	2008	2009	(Decrease)
Revenues
Net interest revenue	$5,597	$5,929	$5,766	$5,167	$5,383	$4,495	(24)%	11,526	9,878	(14)%
Non-interest revenue	(10,115)	(3,850)	(5,062)	(10,130)	(1,931)	11,255	NM	(13,965)	9,324	NM
Total revenues, net of interest expense	(4,518)	2,079	704	(4,963)	3,452	15,750	NM	(2,439)	19,202	NM

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses	2,708	3,021	3,603	4,738	6,045	6,795	NM	5,729	12,840	NM
Credit Reserve Build / (Release)	1,466	2,100	3,224	4,654	1,694	2,711	29%	3,566	4,405	24%
Provision for loan losses	4,174	5,121	6,827	9,392	7,739	9,506	86%	9,295	17,245	86%
Provision for Benefits & Claims	274	258	273	591	319	294	14%	532	613	15%
Provision for unfunded lending commitments	—	(68)	(70)	(34)	28	52	NM	(68)	80	NM
Total provisions for credit losses and for benefits and claims	4,448	5,311	7,030	9,949	8,086	9,852	86%	9,759	17,938	84%

Total operating expenses	5,954	5,316	5,136	8,791	4,388	3,827	(28)%	11,270	8,215	(27)%

Income (Loss) from Continuing Operations before Income Taxes	(14,920)	(8,548)	(11,462)	(23,703)	(9,022)	2,071	NM	(23,468)	(6,951)	70%
Provision (benefits) for income taxes	(5,770)	(3,323)	(4,526)	(9,002)	(3,686)	712	NM	(9,093)	(2,974)	67%

Income (Loss) from Continuing Operations	(9,150)	(5,225)	(6,936)	(14,701)	(5,336)	1,359	NM	(14,375)	(3,977)	72%

Net Income (Loss) attributable to noncontrolling Minority Interests (Minority Interest)	(30)	52	(109)	(285)	(13)	(37)	NM	22	(50)	NM
Citi Holding’s Net Income (Loss)	$(9,120)	$(5,277)	$(6,827)	$(14,416)	$(5,323)	$1,396	NM	$(14,397)	$(3,927)	73%

Balance Sheet Data (in billions):

Total EOP Assets	$898	$833	$775	$715	$662	$649	(22)%

Total EOP Deposits	$90	$84	$83	$83	$88	$88	5%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS BROKERAGE AND ASSET MANAGEMENT (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	2Q09 vs. 2Q08 Increase/	Six Months	Six Months	YTD 2009 vs. YTD 2008 Increase/
	2008	2008	2008	2008	2009	2009	(Decrease)	2008	2009	(Decrease)

Net Interest Revenue	$179	$230	$318	$497	$348	$168	(27)%	$409	$516	26%
Non-Interest Revenue	2,211	2,237	1,776	975	1,353	12,171	NM	4,448	13,524	NM
Total Revenues, Net of Interest Expense	2,390	2,467	2,094	1,472	1,701	12,339	NM	4,857	14,040	NM
Total Operating Expenses	2,450	2,002	2,085	2,699	1,546	1,096	(45)%	4,452	2,642	(41)%
Net Credit Losses	10	—	1	(1)	2	1	—	10	3	(70)%
Credit Reserve Build / (Release)	1	9	(3)	1	43	3	(67)%	10	46	NM
Provision for Benefits & Claims	52	45	58	50	41	34	(24)%	97	75	(23)%
Provision for Loan Losses and for Benefits and Claims	63	54	56	50	86	38	(30)%	117	124	6%
Income (loss) from Continuing Operations before Taxes	(123)	411	(47)	(1,277)	69	11,205	NM	288	11,274	NM
Income Taxes (benefits)	(9)	144	10	(417)	11	4,391	NM	135	4,402	NM
Income (loss) from Continuing Operations	(114)	267	(57)	(860)	58	6,814	NM	153	6,872	NM
Net Income (loss) Attributable to Minority Interests	(11)	49	(98)	(119)	(17)	6	(88)%	38	(11)	NM
Net Income (Loss)	$(103)	$218	$41	$(741)	$75	$6,808	NM	$115	$6,883	NM
EOP Assets (in billions of dollars)	$68	$65	$62	$58	$52	$56	(14)%

EOP Assets Reflecting the Sale of Nikko Cordial Securities (in billions of dollars)	$45	$44	$42	$36	$33	$37	(16)%

EOP Deposits (in billions of dollars)	$54	$50	$53	$58	$59	$56	12%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING Page 1 (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	2Q09 vs. 2Q08 Increase/	Six Months	Six Months	YTD 2009 vs. YTD 2008 Increase/
	2008	2008	2008	2008	2009	2009	(Decrease)	2008	2009	(Decrease)

Net Interest Revenue	$4,596	$4,807	$4,612	$3,888	$3,890	$3,387	(30)%	$9,403	$7,277	(23)%
Non-Interest Revenue	2,904	1,417	820	1,409	2,563	543	(62)%	4,321	3,106	(28)%
Total Revenues, Net of Interest Expense (1)	7,500	6,224	5,432	5,297	6,453	3,930	(37)%	13,724	10,383	(24)%
Total Operating Expenses	3,201	3,046	2,847	5,879	2,611	2,524	(17)%	6,247	5,135	(18)%
Net Credit Losses	2,647	2,982	3,487	4,035	4,532	5,156	73%	5,629	9,688	72%
Credit Reserve Build / (Release)	1,294	1,862	2,702	2,734	1,587	2,812	51%	3,156	4,399	39%
Provision for Benefits & Claims	222	213	215	541	278	260	22%	435	538	24%
Provision for Loan Losses and for Benefits and Claims	4,163	5,057	6,404	7,310	6,397	8,228	63%	9,220	14,625	59%
Income (loss) from Continuing Operations before Taxes	136	(1,879)	(3,819)	(7,892)	(2,555)	(6,822)	NM	(1,743)	(9,377)	NM
Income Taxes (benefits)	11	(673)	(1,534)	(3,004)	(1,136)	(2,629)	NM	(662)	(3,765)	NM
Income (loss) from Continuing Operations	125	(1,206)	(2,285)	(4,888)	(1,419)	(4,193)	NM	(1,081)	(5,612)	NM
Net Income (loss) Attributable to Minority Interests	4	8	1	(1)	5	5	(38)%	12	10	(17)%
Net Income (Loss)	$121	$(1,214)	$(2,286)	$(4,887)	$(1,424)	$(4,198)	NM	$(1,093)	$(5,622)	NM
Average Assets (in billions of dollars)	$480	$478	$456	$431	$408	$398	(17)%	$479	$403	(16)%
EOP Assets (in billions of dollars)	$484	$469	$451	$416	$396	$392	(16)%

Net Credit Losses as a % of Average Loans	2.79%	3.16%	3.83%	4.54%	5.35%	6.26%

North America Retail Partners Cards Supplemental Disclosure - Managed Basis (2)
Total GAAP Revenues	$1,881	$1,754	$912	$1,770	$1,527	$789	(55)%	$3,635	$2,316	(36)%
Net Impact of Credit Card Securitization Activity (2), (3)	646	769	1,687	824	968	1,482	93%	1,415	2,450	73%
Total Managed Revenues	$2,527	$2,523	$2,599	$2,594	$2,495	$2,271	(10)%	$5,050	$4,766	(6)%

(1)    For Retail Partners Cards, the first and third quarters of 2008 and the first quarter of 2009 include releases of $23 million and $213 million, respectively, from the allowance for credit losses related to loan receivables that were securitized during the quarter.

(2)    Managed-basis (Managed) presentations detail certain non-GAAP financial measures.  Managed presentations (applicable only to North American credit card operations, as securitizations are not done in any other regions) include results from both the on-balance sheet loans and off- balance sheet loans, and exclude the impact of card securitization activity. Managed presentations assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Citigroup’s owned loans. Citigroup believes that Managed presentations are useful to investors because they are widely used by analysts and investors within the credit card industry. Managed presentations are commonly used by other companies within the financial services industry. See pages 36 - 38 for a further discussion of the Managed presentations and a reconciliation of these measures to their most comparable GAAP measure.

(3)    Net impact of Credit Card Securitization Activity includes the removal of securitization-related items that are part of GAAP revenues such as the gain on sale of credit card loans, mark-to-market revenue for interests retained in securitized assets classified as Trading, and net credit losses on loans that are considered sold for GAAP purposes. See pages 36 - 38 for a further discussion of the Managed presentations and a reconciliation of these measures to their most comparable GAAP measure.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING Page 2 (In millions of dollars, except branches)

							2Q09 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q08 Increase/
	2008	2008	2008	2008	2009	2009	(Decrease)

International Key Indicators

Branches	1,315	1,190	1,171	1,154	865	810	(32)%
Average Loans (in billions of dollars)	$50.7	$51.3	$48.7	$42.9	$40.0	$40.4	(21)%
EOP Loans (in billions of dollars)	$52.1	$51.7	$46.8	$43.0	$39.2	$40.3	(22)%
Net Interest Revenue	$1,219	$1,149	$1,129	$807	$857	$718	(38)%
As a % of Average Loans	9.67%	9.01%	9.22%	7.48%	8.69%	7.13%	(21)%
Net Credit Losses	$662	$698	$737	$738	$832	$976
As a % of Average Loans	5.25%	5.47%	6.02%	6.84%	8.44%	9.69%
Loans 90+ Days Past Due	$892	$987	$1,033	$1,152	$1,362	$1,535
As a % of EOP Loans	1.71%	1.91%	2.21%	2.68%	3.47%	3.81%

North America Key Indicators - Retail Partners Cards (1)

EOP Open Accounts (in millions)	117.3	116.5	115.6	111.6	107.6	105.7	(9)%
Purchase Sales (in billions of dollars)	$28.2	$31.9	$30.6	$29.5	$23.4	$26.7	(16)%
Average Managed Loans (in billions of dollars)
Securitized	$37.1	$36.2	$37.5	$35.4	$35.1	$37.3	3%
Held for Sale	1.0	1.0	—	—	—	—	(100)%
On Balance Sheet	29.5	29.4	29.2	30.5	28.6	23.6	(20)%
Total	$67.6	$66.6	$66.7	$65.9	$63.7	$60.9	(9)%

EOP Managed Loans (in billions of dollars)	$66.2	$67.0	$66.5	$66.4	$61.1	$60.4	(10)%
Managed Average Yield (2)	15.97%	15.97%	16.26%	16.26%	17.53%	18.56%
Managed Net Interest Revenue (3)	$2,232	$2,256	$2,354	$2,279	$2,277	$2,271	1%
As a % of Avg. Managed Loans	13.28%	13.62%	14.04%	13.76%	14.50%	14.96%
Managed Net Credit Losses	$1,194	$1,290	$1,458	$1,622	$1,958	$2,150	67%
As a % of Avg. Managed Loans	7.10%	7.79%	8.70%	9.79%	12.47%	14.16%
Managed Net Credit Margin (4)	$1,305	$1,204	$1,118	$937	$507	$90	(93)%
As a % of Avg. Managed Loans	7.76%	7.27%	6.67%	5.66%	3.23%	0.59%
Managed Loans 90+ Days Past Due	$1,364	$1,402	$1,443	$1,854	$2,015	$2,059	47%
As a % of EOP Managed Loans	2.06%	2.09%	2.17%	2.79%	3.30%	3.41%

North America Key Indicators (ex Cards)

Branches	2,517	2,526	2,449	2,347	2,341	2,332	(8)%
Average Loans (in billions of dollars)	$301.4	$298.8	$284.6	$280.6	$275.0	$266.7	(11)%
EOP Loans (in billions of dollars)	$300.1	$285.4	$283.8	$276.2	$270.5	$260.3	(9)%
Net Interest Revenue	$2,629	$2,759	$2,610	$2,124	$2,173	$1,884	(32)%
As a % of Average Loans	3.51%	3.71%	3.65%	3.01%	3.20%	2.83%
Net Credit Losses	$1,502	$1,719	$2,104	$2,537	$2,799	$3,308	92%
As a % of Average Loans	2.00%	2.31%	2.94%	3.60%	4.13%	4.98%
Loans 90+ Days Past Due	$7,216	$7,992	$9,451	$11,128	$13,345	$14,034	76%
As a % of EOP Loans	2.40%	2.80%	3.33%	4.03%	4.93%	5.39%

(1)             Managed-basis (Managed) presentations detail certain non-GAAP financial measures.  Managed presentations (applicable only to North American credit card operations, as securitizations are not done in any other regions) include results from both the on-balance sheet loans and off- balance sheet loans, and exclude the impact of card securitization activity. Managed presentations assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Citigroup’s owned loans. Citigroup believes that Managed presentations are useful to investors because they are widely used by analysts and investors within the credit card industry. Managed presentations are commonly used by other companies within the financial services industry.

See pages 36 - 38 for a further discussion of the Managed presentations and a reconciliation of these measures to their most comparable GAAP measure.

(2)             Managed Average Yield is gross interest revenue earned divided by average managed loans.

(3)             Managed Net Interest Revenue includes certain fees that are recorded as interest revenue.

(4)             Managed Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING Page 3 North America (In millions of dollars)

							2Q09 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q08 Increase/
	2008	2008	2008	2008	2009	2009	(Decrease)

KEY INDICATORS:

Residential Real Estate Lending
Average Loans (in billions of dollars)	$221.7	$217.4	$206.9	$201.8	$197.7	$191.7	(12)%
EOP Loans (in billions of dollars)	$219.5	$209.0	$203.7	$198.6	$194.5	$186.3	(11)%
Third Party Mortgage Servicing Portfolio (EOP, in billions)	$646.9	$654.4	$653.1	$653.8	$599.2	$581.2	(11)%
Net Servicing & Gain/(Loss) on Sale	$203.7	$(362.7)	$39.9	$24.5	$228.6	$58.4	NM
Net Interest Revenue on Loans	$1,215	$1,290	$1,207	$806	$911	$727	(44)%
As a % of Avg. Loans	2.20%	2.39%	2.32%	1.59%	1.87%	1.52%
Net Credit Losses	$887	$1,091	$1,405	$1,669	$1,937	$2,436	NM
As a % of Avg. Loans	1.61%	2.02%	2.70%	3.29%	3.97%	5.10%
Loans 90+ Days Past Due	$5,654	$6,457	$7,766	$9,324	$11,475	$12,140	88%
As a % of EOP Loans	2.58%	3.09%	3.81%	4.69%	5.90%	6.52%

Auto Loans
Average Loans (in billions of dollars)	$21.2	$21.0	$20.1	$19.2	$18.0	$16.8	(20)%
EOP Loans (in billions of dollars)	$21.4	$20.4	$19.7	$18.6	$17.3	$16.2	(21)%
Net Interest Revenue on Loans	$395	$395	$376	$353	$314	$295	(25)%
As a % of Avg. Loans	7.49%	7.57%	7.44%	7.31%	7.07%	7.04%
Net Credit Losses	$228	$196	$259	$359	$301	$238	21%
As a % of Avg. Loans	4.33%	3.75%	5.13%	7.44%	6.78%	5.68%
Loans 90+ Days Past Due	$215	$265	$350	$345	$256	$241	(9)%
As a % of EOP Loans	1.00%	1.30%	1.78%	1.85%	1.48%	1.49%

Student Loans
Average Loans (in billions of dollars)	$24.0	$24.9	$23.0	$25.7	$26.5	$26.6	7%
EOP Loans (in billions of dollars)	$24.5	$21.4	$25.7	$25.6	$26.7	$26.6	24%
Net Interest Revenue on Loans	$93	$124	$88	$49	$102	$61	(51)%
As a % of Avg. Loans	1.56%	2.00%	1.52%	0.76%	1.56%	0.92%
Net Credit Losses	$13	$16	$18	$23	$20	$27	69%
As a % of Avg. Loans	0.22%	0.26%	0.31%	0.36%	0.31%	0.41%
Loans 90+ Days Past Due	$796	$699	$662	$703	$829	$863	23%
As a % of EOP Loans	3.25%	3.27%	2.58%	2.75%	3.10%	3.24%

Personal Loans & Other
Average Loans (in billions of dollars)	$19.3	$20.6	$22.7	$22.2	$21.3	$20.4	(1)%
EOP Loans (in billions of dollars)	$19.4	$22.5	$23.0	$21.9	$20.6	$20.1	(11)%
Net Interest Revenue on Loans	$785	$806	$816	$791	$713	$671	(17)%
As a % of Avg. Loans	16.36%	15.74%	14.30%	14.17%	13.58%	13.19%
Net Credit Losses	$373	$414	$413	$474	$536	$568	37%
As a % of Avg. Loans	7.77%	8.08%	7.24%	8.49%	10.21%	11.17%
Loans 90+ Days Past Due	$516	$515	$604	$685	$668	$616	20%
As a % of EOP Loans	2.66%	2.29%	2.63%	3.13%	3.24%	3.06%

Commercial Real Estate
Average Loans (in billions of dollars)	$15.0	$15.0	$11.9	$11.7	$11.4	$11.2	(25)%
EOP Loans (in billions of dollars)	$15.2	$12.1	$11.8	$11.5	$11.3	$11.1	(8)%
Net Interest Revenue on Loans	$57	$62	$39	$35	$44	$30	(52)%
As a % of Avg. Loans	1.53%	1.66%	1.30%	1.19%	1.57%	1.07%
Net Credit Losses	$2	$2	$10	$12	$6	$39	NM
As a % of Avg. Loans	0.05%	0.05%	0.33%	0.41%	0.21%	1.40%
Loans 90+ Days Past Due	$36	$56	$69	$71	$117	$174	NM
As a % of EOP Loans	0.24%	0.46%	0.58%	0.62%	1.04%	1.57%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS SPECIAL ASSET POOL (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	2Q09 vs. 2Q08 Increase/	Six Months	Six Months	YTD 2009 vs. YTD 2008 Increase/
	2008	2008	2008	2008	2009	2009	(Decrease)	2008	2009	(Decrease)

Net Interest Revenue	$822	$892	$836	$782	$1,145	$940	5%	$1,714	$2,085	22%
Non-Interest Revenue	(15,230)	(7,504)	(7,658)	(12,514)	(5,847)	(1,459)	81%	(22,734)	(7,306)	68%
Total Revenues, Net of Interest Expense	(14,408)	(6,612)	(6,822)	(11,732)	(4,702)	(519)	92%	(21,020)	(5,221)	75%
Total Operating Expenses	303	268	204	213	231	207	(23)%	571	438	(23)%
Net Credit Losses	51	39	115	704	1,511	1,638	NM	90	3,149	NM
Provision for Unfunded Lending Commitments	—	(68)	(70)	(34)	28	52	NM	(68)	80	NM
Credit Reserve Build / (Release)	171	229	525	1,919	64	(104)	NM	400	(40)	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	222	200	570	2,589	1,603	1,586	NM	422	3,189	NM
Income (loss) from Continuing Operations before Taxes	(14,933)	(7,080)	(7,596)	(14,534)	(6,536)	(2,312)	67%	(22,013)	(8,848)	60%
Income Taxes (benefits)	(5,772)	(2,794)	(3,002)	(5,581)	(2,561)	(1,050)	62%	(8,566)	(3,611)	58%
Income (loss) from Continuing Operations	(9,161)	(4,286)	(4,594)	(8,953)	(3,975)	(1,262)	71%	(13,447)	(5,237)	61%
Net Income (loss) Attributable to Minority Interests	(23)	(5)	(12)	(165)	(1)	(48)	NM	(28)	(49)	(75)%
Net Income (Loss)	$(9,138)	$(4,281)	$(4,582)	$(8,788)	$(3,974)	$(1,214)	72%	$(13,419)	$(5,188)	61%

EOP Assets (in billions of dollars)	$346	$299	$262	$241	$214	$201	(33)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4)(5)

	Average Volumes			Interest			% Average Rate (4)
	Second	First	Second	Second	First	Second	Second		First		Second
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars	2008	2009	2009 (5)	2008	2009	2009 (5)	2008		2009		2009 (5)
Assets:
Deposits with Banks (6)	$62,582	$169,142	$168,631	$761	$436	$377	4.89%		1.05%		0.90%
Fed Funds Sold and Resale Agreements (7)	238,434	180,435	192,904	2,370	885	794	4.00%		1.99%		1.65%
Trading Account Assets (8)	401,755	255,967	254,802	4,634	2,951	3,091	4.64%		4.68%		4.87%
Investments (1)	221,522	243,425	258,365	2,548	3,176	3,265	4.63%		5.29%		5.07%
Consumer Loans	525,869	469,456	459,625	11,743	9,550	8,647	8.98%		8.25%		7.55%
Corporate Loans	228,732	202,259	196,316	4,198	3,305	3,282	7.38%		6.63%		6.71%
Total Loans (net of Unearned Income)	754,601	671,715	655,941	15,941	12,855	11,929	8.50%		7.76%		7.29%
Other Interest-Earning Assets	92,988	51,631	57,416	1,083	280	215	4.68%		2.20%		1.50%

Total Average Interest-Earning Assets	$1,771,882	$1,572,315	$1,588,059	$27,337	$20,583	$19,671	6.21%		5.31%		4.97%

Liabilities:

Deposits	$710,138	$635,100	$653,770	$5,082	$2,848	$2,840	2.88%		1.82%		1.74%
Fed Funds Purchased and Repurchase Agreements (7)	280,327	220,440	208,294	2,947	1,104	931	4.23%		2.03%		1.79%
Trading Account Liabilities (8)	74,818	51,813	56,244	450	108	69	2.42%		0.85%		0.49%
Short-Term Borrowings	211,887	183,887	171,499	961	463	315	1.82%		1.02%		0.74%
Long-Term Debt (9)	353,271	343,728	325,642	3,911	3,134	2,687	4.45%		3.70%		3.31%

Total Average Interest-Bearing Liabilities	$1,630,441	$1,434,968	$1,415,449	$13,351	$7,657	$6,842	3.29%		2.16%		1.94%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)				$13,986	$12,926	$12,829	3.17%		3.33%		3.24%

2Q09 Increase From							7	bps	(9	)bps

(1)         Interest Revenue excludes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) of $65 million for the 2008 second quarter, $97 million for the 2009 first quarter and $82 million for the 2009 second quarter.

(2)         Citigroup Average Balances and Interest Rates include both domestic and international operations.

(3)         Monthly or quarterly averages have been used by certain subsidiaries where daily averages are unavailable.

(4)         Average Rate % is calculated as annualized interest over average volumes.

(5)         Preliminary

(6)         Beginning with the fourth quarter of 2008, Deposits held with the Federal Reserve are interest-earning and are classified as Deposits with Banks.

(7)         Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of FIN 41.

(8)         Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue.  Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(9)         Excludes hybrid financial instruments and beneficial interests in consolidated VIEs that are classified as long-term debt as these obligations are accounted for at fair value with changes recorded in Principal Transactions.

Reclassified to conform to the current period’s presentation and has been reclassified to exclude Discontinued Operations.

EOP DEPOSITS
TOTAL CITIGROUP
(In billions of dollars)

											June 30, 2009
											vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	December 31, 2008
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	Inc (Decr)

Citicorp Deposits by Business

Regional Consumer Banking
North America	$128.9	$130.5	$131.7	$131.6	$125.8	$123.7	$123.6	$127.6	$131.0	$139.1	9%
EMEA	8.4	9.1	10.2	10.9	11.6	12.0	10.5	8.9	8.5	9.3	4%
Latin America	35.3	39.3	38.8	40.8	41.1	41.6	38.7	35.3	35.3	36.7	4%
Asia	87.8	88.2	90.9	95.9	98.7	96.7	89.6	86.8	84.2	89.2	3%
Total	$260.4	$267.1	$271.6	$279.2	$277.2	$274.0	$262.4	$258.6	$259.0	$274.3	6%

ICG
Securities and Banking	$170.7	$156.4	$188.4	$174.8	$168.2	$125.3	$112.3	$123.3	$124.7	$117.9	(4)%
Transaction Services	226.6	256.4	261.7	278.6	279.7	281.7	307.9	290.9	276.4	309.5	6%
Total	$397.3	$412.8	$450.1	$453.4	$447.9	$407.0	$420.2	$414.2	$401.1	$427.4	3%

Total Citicorp	$657.7	$679.9	$721.7	$732.6	$725.1	$681.0	$682.6	$672.8	$660.1	$701.7	4%

Citi Holdings Deposits

Brokerage and Asset Management	$39.5	$37.5	$37.2	$46.1	$54.1	$49.7	$52.8	$57.9	$58.6	$56.3	(3)%
Local Consumer Lending	26.8	40.0	39.8	33.1	35.9	33.8	30.2	25.1	29.7	31.5	25%
Total Citi Holdings	$66.3	$77.5	$77.0	$79.2	$90.0	$83.5	$83.0	$83.0	$88.3	$87.8	6%

Corporate/Other Deposits	$0.4	$0.3	$0.2	$0.2	$0.3	$23.4	$14.7	$18.4	$14.3	$15.2	(17)%

Deposits Related to Discontinued Operations	$14.1	$14.1	$14.0	$14.2	$15.8	$15.7	$—	$—	$—	$—	—
Total Citigroup Deposits	$738.5	$771.8	$812.9	$826.2	$831.2	$803.6	$780.3	$774.2	$762.7	$804.7	4%

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOAN DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except loan amounts in billions of dollars)

	90 Days or More Past Due(1)										EOP Loans
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	2Q
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	2009

Citicorp
Total	$1,442	$1,555	$1,660	$1,919	$2,028	$2,163	$2,091	$2,133	$2,315	$2,290	$117.6
Ratio	1.34%	1.35%	1.42%	1.48%	1.57%	1.64%	1.65%	1.76%	2.04%	1.95%

Retail Bank
Total	$559	$605	$646	$703	$843	$861	$792	$731	$836	$831	$75.5
Ratio	0.83%	0.84%	0.87%	0.88%	1.03%	1.03%	0.99%	0.96%	1.15%	1.10%
North America	$20	$20	$26	$31	$37	$54	$54	$84	$99	$97	$7.2
Ratio	1.04%	1.07%	1.26%	1.42%	1.48%	1.47%	1.10%	1.29%	1.41%	1.35%
EMEA	$21	$22	$25	$30	$33	$46	$35	$47	$58	$70	$5.7
Ratio	0.45%	0.42%	0.43%	0.45%	0.48%	0.61%	0.48%	0.75%	1.06%	1.23%
Latin America	$328	$367	$392	$432	$553	$524	$499	$386	$424	$360	$16.5
Ratio	2.76%	2.62%	2.63%	2.72%	3.39%	3.03%	2.92%	2.46%	2.75%	2.18%
Asia	$190	$196	$203	$210	$220	$237	$204	$214	$255	$304	$46.1
Ratio	0.39%	0.39%	0.39%	0.38%	0.39%	0.43%	0.40%	0.45%	0.57%	0.66%

Citi-Branded Cards
Total	$883	$950	$1,014	$1,216	$1,185	$1,302	$1,299	$1,402	$1,479	$1,459	$42.1
Ratio	2.18%	2.17%	2.42%	2.42%	2.51%	2.72%	2.80%	3.08%	3.63%	3.47%
North America	$283	$270	$306	$390	$368	$378	$399	$539	$559	$320	$11.2
Ratio	1.99%	1.80%	2.68%	2.35%	2.85%	3.26%	3.17%	3.77%	4.66%	2.86%
EMEA	$15	$13	$16	$21	$20	$19	$35	$36	$56	$94	$2.8
Ratio	0.92%	0.69%	0.74%	0.84%	0.75%	0.61%	1.12%	1.28%	2.22%	3.35%
Latin America	$375	$460	$475	$556	$542	$631	$603	$566	$554	$695	$11.8
Ratio	3.29%	3.68%	3.60%	3.86%	3.74%	4.10%	4.31%	4.80%	5.04%	5.89%
Asia	$210	$207	$217	$249	$255	$274	$262	$261	$310	$350	$16.3
Ratio	1.59%	1.43%	1.43%	1.50%	1.49%	1.53%	1.57%	1.57%	2.04%	2.15%

Citi Holdings - Local Consumer Lending	$4,913	$5,505	$6,636	$7,656	$8,552	$9,470	$11,012	$13,021	$15,389	$16,414	$324.2
Ratio	1.46%	1.55%	1.79%	2.03%	2.26%	2.60%	3.06%	3.73%	4.62%	5.08%
International	$743	$887	$903	$773	$892	$987	$1,033	$1,152	$1,362	$1,535	$40.3
Ratio	2.03%	1.85%	1.82%	1.56%	1.71%	1.91%	2.21%	2.68%	3.47%	3.81%
North America Retail Partners Cards	$364	$341	$399	$486	$444	$491	$528	$741	$682	$845	$23.6
Ratio	1.39%	1.34%	1.43%	1.63%	1.68%	1.78%	1.78%	2.46%	2.92%	3.71%
North America (excluding Cards)	$3,806	$4,277	$5,334	$6,397	$7,216	$7,992	$9,451	$11,128	$13,345	$14,034	$260.3
Ratio	1.39%	1.51%	1.82%	2.15%	2.40%	2.80%	3.33%	4.03%	4.93%	5.39%

Total Citigroup (excluding Special Asset Pool)	$6,355	$7,060	$8,296	$9,575	$10,580	$11,633	$13,103	$15,154	$17,704	$18,704	$441.8
Ratio	1.43%	1.50%	1.70%	1.89%	2.08%	2.34%	2.69%	3.22%	3.97%	4.24%

(1)	The ratio of 90 days or more past due is calculated based on end-of-period loans, net of unearned income.

This table presents consumer credit information on a held basis.

Reclassified to conform to the current period’s presentation

ALLOWANCE FOR CREDIT LOSSES - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

											2Q09 vs.	Six	Six	YTD 2009 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	2Q08 Increase/	Months	Months	YTD 2008 Increase/
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	(Decrease)	2008	2009	(Decrease)

Total Citigroup
Allowance for Loan Losses at Beginning of Period	$8,940	$9,510	$10,381	$12,728	$16,117	$18,257	$20,777	$24,005	$29,616	$31,703		$16,117	$29,616

Gross Credit (Losses)	(2,436)	(2,462)	(2,892)	(4,075)	(4,100)	(5,044)	(5,343)	(6,548)	(7,660)	(8,773)	(74)%	(9,144)	(16,433)	(80)%
Gross Recoveries	494	520	439	486	462	734	423	405	378	418	(43)%	1,196	796	(33)%
Net Credit (Losses) / Recoveries (NCL’s)	(1,942)	(1,942)	(2,453)	(3,589)	(3,638)	(4,310)	(4,920)	(6,143)	(7,282)	(8,355)	(94)%	(7,948)	(15,637)	(97)%
NCL’s	1,942	1,942	2,453	3,589	3,638	4,310	4,920	6,143	7,282	8,355	94%	7,948	15,637	97%
Net Reserve Builds / (Releases)	594	440	1,981	3,535	1,804	2,543	3,422	3,528	2,262	2,921	15%	4,347	5,183	19%
Net Specific Reserve Builds / (Releases)	13	—	147	196	135	130	601	2,500	371	957	NM	265	1,328	NM
Provision for Loan Losses	2,549	2,382	4,581	7,320	5,577	6,983	8,943	12,171	9,915	12,233	75%	12,560	22,148	76%
Other (2)	(37)	431	219	(342)	201	(153)	(795)	(417)	(546)	359	NM	48	(187)	NM
Allowance for Loan Losses at End of Period (1) (a)	$9,510	$10,381	$12,728	$16,117	$18,257	$20,777	$24,005	$29,616	$31,703	$35,940		$20,777	$35,940

Corporate Allowance for Unfunded Lending Commitments (3) (a)	$1,100	$1,100	$1,150	$1,250	$1,250	$1,107	$957	$887	$947	$1,082		$1,107	$1,082

Provision for Unfunded Lending Commitments	$—	$—	$50	$100	$—	$(143)	$(150)	$(70)	$60	$135		$(143)	$195

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$10,610	$11,481	$13,878	$17,367	$19,507	$21,884	$24,962	$30,503	$32,650	$37,022		$21,884	$37,022

Total Allowance for Loan Losses as a Percentage of Total Loans	1.37%	1.40%	1.64%	2.07%	2.31%	2.78%	3.35%	4.27%	4.82%	5.60%

Allowance for Loan Losses at End of Period (1):
Citicorp	$3,816	$4,297	$4,638	$4,910	$5,461	$6,143	$6,651	$7,684	$8,520	$10,046
Citi Holdings	5,694	6,084	8,090	11,207	12,796	14,634	17,354	21,932	23,183	25,894
Total Citigroup	$9,510	$10,381	$12,728	$16,117	$18,257	$20,777	$24,005	$29,616	$31,703	$35,940

(1)

Allowance for Credit Losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio. Included in the allowance for loan losses are reserves for Trouble Debt Restructurings (TDRs) of $443 million, $882 million, $1,443 million, $2,180 million and $2,760 million as of March 31, 2008, June 30, 2008, September 30, 2008, December 31, 2008 and March 31, 2009, respectively.

(2)	Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc.
(3)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 2
TOTAL CITIGROUP
(In millions of dollars)

											2Q09 vs.	Six	Six	YTD 2009 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	2Q08 Increase/	Months	Months	YTD 2008 Increase/
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	(Decrease)	2008	2009	(Decrease)

Total Citigroup Consumer Loans
Allowance for Loan Losses at Beginning of Period	$6,058	$6,451	$7,270	$9,277	$12,493	$14,452	$16,542	$19,086	$22,204	$24,036		$12,493	$22,204

Net Credit (Losses) / Recoveries (NCL’s)	(1,963)	(1,997)	(2,422)	(2,887)	(3,538)	(3,948)	(4,598)	(5,077)	(5,711)	(6,607)	(67)%	(7,486)	(12,318)	(65)%
NCL’s	1,963	1,997	2,422	2,887	3,538	3,948	4,598	5,077	5,711	6,607	67%	7,486	12,318	65%
Net Reserve Builds / (Releases)	350	494	1,968	3,544	1,788	2,213	3,121	2,781	1,739	2,401	8%	4,001	4,140	3%
Net Specific Reserve Builds / (Releases)	35	(31)	16	15	(1)	33	112	734	560	1,002	NM	32	1,562	NM
Provision for Loan Losses	2,348	2,460	4,406	6,446	5,325	6,194	7,831	8,592	8,010	10,010	62%	11,519	18,020	56%
Other (2)	8	356	23	(343)	172	(156)	(689)	(397)	(467)	530	NM	16	63	NM
Allowance for Loan Losses at End of Period (1) (a)	$6,451	$7,270	$9,277	$12,493	$14,452	$16,542	$19,086	$22,204	$24,036	$27,969		$16,542	$27,969

Total Citigroup Corporate Loans
Allowance for Loan Losses at Beginning of Period	$2,882	$3,059	$3,111	$3,451	$3,624	$3,805	$4,235	$4,919	$7,412	$7,667		$3,624	$7,412

Net Credit (Losses) / Recoveries (NCL’s)	21	55	(31)	(702)	(100)	(362)	(322)	(1,066)	(1,571)	(1,748)	NM	(462)	(3,319)	NM
NCL’s	(21)	(55)	31	702	100	362	322	1,066	1,571	1,748	NM	462	3,319	NM
Net Reserve Builds / (Releases)	244	(54)	13	(9)	16	330	301	747	523	520	58%	346	1,043	NM
Net Specific Reserve Builds / (Releases)	(22)	31	131	181	136	97	489	1,766	(189)	(45)	NM	233	(234)	NM
Provision for Loan Losses	201	(78)	175	874	252	789	1,112	3,579	1,905	2,223	NM	1,041	4,128	NM
Other (2)	(45)	75	196	1	29	3	(106)	(20)	(79)	(171)	NM	32	(250)	NM
Allowance for Loan Losses at End of Period (1) (a)	$3,059	$3,111	$3,451	$3,624	$3,805	$4,235	$4,919	$7,412	$7,667	$7,971		$4,235	$7,971

Corporate Allowance for Unfunded Lending Commitments (3) (a)	$1,100	$1,100	$1,150	$1,250	$1,250	$1,107	$957	$887	$947	$1,082		$1,107	$1,082

Provision for Unfunded Lending Commitments	$—	$—	$50	$100	$—	$(143)	$(150)	$(70)	$60	$135		$(143)	$195

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$4,159	$4,211	$4,601	$4,874	$5,055	$5,342	$5,876	$8,299	$8,614	$9,053		$5,342	$9,053

(1)   Allowance for Credit Losses represents management’s estimate of probable losses inherent in the portfolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.  Included in the allowance for loan losses are reserves for Trouble Debt Restructurings (TDRs) of $443 million, $882 million, $1,443 million, $2,180 million, $2,760 million and $3,810 million as of March 31, 2008, June 30, 2008, September 30, 2008, December 31, 2008, March 31, 2009 and June30, 2009, respectively.

(2)   Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc.

(3)   Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 1 CITICORP (In millions of dollars)

											2Q09 vs.	Six	Six	YTD 2009 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	2Q08 Increase/	Months	Months	YTD 2008 Increase/
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	(Decrease)	2008	2009	(Decrease)

Citicorp
Net Credit Losses	$535	$444	$694	$1,027	$929	$1,289	$1,317	$1,406	$1,237	$1,560	21%	$2,218	$2,797	26%
Credit Reserve Build / (Release)	169	332	347	221	474	573	799	1,373	940	1,165	NM	1,047	2,105	NM

Consumer Banking
Net Credit Losses	$546	$468	$650	$726	$863	$981	$1,096	$1,084	$1,160	$1,392	42%	$1,844	$2,552	38%
Credit Reserve Build / (Release)	47	331	327	197	450	382	514	724	664	592	55%	832	1,256	51%
North America Consumer Banking
Net Credit Losses	139	102	92	117	145	136	144	190	258	305	NM	281	563	100%
Credit Reserve Build / (Release)	(53)	164	(57)	42	169	126	(9)	177	242	130	3%	295	372	26%
Retail Banking
Net Credit Losses	13	20	17	18	25	27	35	58	56	86	NM	52	142	NM
Credit Reserve Build / (Release)	5	(1)	8	20	17	—	36	84	21	20	—	17	41	NM
Citi-Branded Cards
Net Credit Losses	126	82	75	99	120	109	109	132	202	219	NM	229	421	84%
Credit Reserve Build / (Release)	(58)	165	(65)	22	152	126	(45)	93	221	110	(13)%	278	331	19%
EMEA Consumer Banking
Net Credit Losses	21	17	32	43	47	48	55	87	89	121	NM	95	210	NM
Credit Reserve Build / (Release)	51	10	24	11	16	15	33	11	72	158	NM	31	230	NM
Retail Banking
Net Credit Losses	13	8	21	30	30	31	36	63	60	74	NM	61	134	NM
Credit Reserve Build / (Release)	48	8	15	6	8	8	16	(8)	36	86	NM	16	122	NM
Citi-Branded Cards
Net Credit Losses	8	9	11	13	17	17	19	24	29	47	NM	34	76	NM
Credit Reserve Build / (Release)	3	2	9	5	8	7	17	19	36	72	NM	15	108	NM
Latin America Consumer Banking
Net Credit Losses	242	190	365	392	466	555	640	544	541	612	10%	1,021	1,153	13%
Credit Reserve Build / (Release)	8	159	224	113	237	157	301	421	166	154	(2)%	394	320	(19)%
Retail Banking
Net Credit Losses	20	(14)	61	79	100	128	147	113	112	140	9%	228	252	11%
Credit Reserve Build / (Release)	4	20	55	30	(16)	26	14	105	7	32	23%	10	39	NM
Citi-Branded Cards
Net Credit Losses	222	204	304	313	366	427	493	431	429	472	11%	793	901	14%
Credit Reserve Build / (Release)	4	139	169	83	253	131	287	316	159	122	(7)%	384	281	(27)%
Asia Consumer Banking
Net Credit Losses	144	159	161	174	205	242	257	263	272	354	46%	447	626	40%
Credit Reserve Build / (Release)	41	(2)	136	31	28	84	189	115	184	150	79%	112	334	NM
Retail Banking
Net Credit Losses	40	44	45	51	70	95	99	101	95	114	20%	165	209	27%
Credit Reserve Build / (Release)	35	6	41	(4)	4	43	29	34	92	46	7%	47	138	NM
Citi-Branded Cards
Net Credit Losses	104	115	116	123	135	147	158	162	177	240	63%	282	417	48%
Credit Reserve Build / (Release)	6	(8)	95	35	24	41	160	81	92	104	NM	65	196	NM

Institutional Clients Group (ICG)
Net Credit Losses	(11)	(24)	44	301	66	308	221	322	77	168	(45)%	374	245	(34)%
Credit Reserve Build / (Release)	122	1	20	24	24	191	285	649	276	573	NM	215	849	NM
Securities and Banking
Net Credit Losses	(13)	(23)	44	298	65	305	223	306	74	171	(44)%	370	245	(34)%
Credit Reserve Build / (Release)	121	7	20	53	23	183	288	632	278	565	NM	206	843	NM
Transaction Services
Net Credit Losses	2	(1)	—	3	1	3	(2)	16	3	(3)	NM	4	—	(100)%
Credit Reserve Build / (Release)	1	(6)	—	(29)	1	8	(3)	17	(2)	8	—	9	6	(33)%

Total Citicorp Provision for Loan Losses	$704	$776	$1,041	$1,248	$1,403	$1,862	$2,116	$2,779	$2,177	$2,725	46%	$3,265	$4,902	50%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 2 CITI HOLDINGS / TOTAL CITIGROUP (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	2Q09 vs. 2Q08 Increase/	Six Months	Six Months	YTD 2009 vs. YTD 2008 Increase/
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	(Decrease)	2008	2009	(Decrease)
Citi Holdings
Net Credit Losses	$1,407	$1,502	$1,758	$2,563	$2,708	$3,021	$3,603	$4,738	$6,045	$6,795	NM	$5,729	$12,840	NM
Credit Reserve Build / (Release)	437	108	1,781	3,510	1,466	2,100	3,224	4,654	1,694	2,711	29%	3,566	4,405	24%

Brokerage and Asset Management
Net Credit Losses	2	(1)	(1)	—	10	—	1	(1)	2	1	—	10	3	(70)%
Credit Reserve Build / (Release)	—	1	1	2	1	9	(3)	1	43	3	(67)%	10	46	NM
Local Consumer Lending
Net Credit Losses	1,407	1,477	1,750	2,160	2,647	2,982	3,487	4,035	4,532	5,156	73%	5,629	9,688	72%
Credit Reserve Build / (Release)	321	144	1,651	3,338	1,294	1,862	2,702	2,734	1,587	2,812	51%	3,156	4,399	39%
Special Asset Pool
Net Credit Losses	(2)	26	9	403	51	39	115	704	1,511	1,638	NM	90	3,149	NM
Credit Reserve Build / (Release)	116	(37)	129	170	171	229	525	1,919	64	(104)	NM	400	(40)	NM

Total Citi Holdings Provision for Loan Losses	$1,844	$1,610	$3,539	$6,073	$4,174	$5,121	$6,827	$9,392	$7,739	$9,506	86%	$9,295	$17,245	86%

Total Citicorp Provision for Loan Losses from Prior Page	$704	$776	$1,041	$1,248	$1,403	$1,862	$2,116	$2,779	$2,177	$2,725	46%	$3,265	$4,902	50%

Corporate / Other	1	(4)	1	(1)	—	—	—	—	(1)	2	—	—	1	—

Total Citigroup Provision for Loan Losses	$2,549	$2,382	$4,581	$7,320	$5,577	$6,983	$8,943	$12,171	$9,915	$12,233	75%	$12,560	$22,148	76%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

NON-PERFORMING ASSETS - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

	1Q 2007	2Q 2007	3Q 2007	4Q 2007	1Q 2008	2Q 2008	3Q 2008	4Q 2008	1Q 2009	2Q 2009	2Q09 vs. 2Q08 Increase/ (Decrease)

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$46	$122	$102	$291	$467	$544	$851	$2,660	$3,789	$3,499	NM
EMEA	148	144	864	1,152	1,248	1,557	1,406	6,330	6,479	7,690	NM
Latin America	153	174	139	119	68	74	125	229	300	230	NM
Asia	108	105	97	103	160	40	357	513	639	1,013	NM
Total	$455	$545	$1,202	$1,665	$1,943	$2,215	$2,739	$9,732	$11,207	$12,432	NM

Consumer Non-Accrual Loans By Region (2)
North America	$2,489	$2,824	$3,746	$4,841	$5,618	$6,400	$7,941	$9,617	$11,687	$12,154	90%
EMEA	717	908	827	696	775	856	904	948	1,128	1,356	58%
Latin America	853	912	985	1,133	1,296	1,441	1,343	1,290	1,338	1,520	5%
Asia	564	570	595	633	703	714	616	710	751	784	10%
Total	$4,623	$5,214	$6,153	$7,303	$8,392	$9,411	$10,804	$12,565	$14,904	$15,814	68%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$348	$219	$344	$510	$546	$487	$404	$337	$272	$258	(47)%
Regional Consumer Banking	33	43	29	31	33	25	21	34	35	33	32%
Brokerage and Asset Management	—	—	24	—	1	1	1	1	1	1	—
Local Consumer Lending	428	474	544	679	885	1,009	1,091	1,021	853	662	(34)%
Special Asset Pool	—	—	—	—	—	—	—	—	—	1	—
Corporate/Other	9	7	3	8	88	88	85	40	41	14	(84)%

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$818	$743	$944	$1,228	$1,553	$1,610	$1,602	$1,433	$1,202	$969	(40)%

OREO By Region:
North America	$753	$680	$868	$1,168	$1,483	$1,528	$1,525	$1,349	$1,115	$789	(48)%
EMEA	47	40	35	40	48	63	61	66	65	97	54%
Latin America	14	19	14	17	19	17	14	16	20	29	71%
Asia	4	4	27	3	3	2	2	2	2	54	NM
Total	$818	$743	$944	$1,228	$1,553	$1,610	$1,602	$1,433	$1,202	$969	(40)%

Other Repossed Assets (4)	$77	$66	$86	$99	$107	$94	$81	$78	$78	$72	(23)%

Non-Performing Assets (NPA) (5)
Corporate Non-Accrual Loans	$455	$545	$1,202	$1,665	$1,943	$2,215	$2,739	$9,732	$11,207	$12,432	NM
Consumer Non-Accrual Basis Loans	4,623	5,214	6,153	7,303	8,392	9,411	10,804	12,565	14,904	15,814	68%
Non-Performing Loans (NPL)	5,078	5,759	7,355	8,968	10,335	11,626	13,543	22,297	26,111	28,246	NM
OREO	818	743	944	1,228	1,553	1,610	1,602	1,433	1,202	969	(40)%
Other Repossessed Assets	77	66	86	99	107	94	81	78	78	72	(23)%
Non-Performing Assets (NPA)	$5,973	$6,568	$8,385	$10,295	$11,995	$13,330	$15,226	$23,808	$27,391	$29,287	NM

NPL as a % of Total Loans	0.73%	0.78%	0.95%	1.15%	1.31%	1.56%	1.89%	3.21%	3.97%	4.40%
NPA as a % of Total Assets	0.30%	0.30%	0.36%	0.47%	0.55%	0.63%	0.74%	1.23%	1.50%	1.59%

Allowance for Loan Losses as a % of NPL	187%	180%	173%	180%	177%	179%	177%	133%	121%	127%

(1)

Non-accrual loans are loans in which the borrower has fallen behind in interest payments and are now considered impaired. As a general rule, consumer loans are charged off at 120 days past due and credit card loans are charged off at 180 days contractually past due. Consumer loans secured with non-real-estate collateral are written down to the estimated value of the collateral, less costs to sell, at 120 days past due. Consumer real-estate secured loans are written down to the estimated value of the property less costs to sell, when they are 180 days contractually past due. Impaired corporate loans and leases are written down to the extent that principal is judged to be uncollectible.

(2)	Excludes SOP 3-03 purchased distressed loans.
(3)	Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.
(4)	Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.
(5)	There is no industry-wide definition of non-performing assets. As such, analysis against the industry is not always comparable.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

NON-PERFORMING ASSETS - PAGE 2 TOTAL CITICORP (In millions of dollars)

											2Q09 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	2Q08 Increase/
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	(Decrease)

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$11	$11	$31	$41	$51	$103	$180	$390	$690	$716	NM
EMEA	12	12	69	91	100	124	115	504	548	1,752	NM
Latin America	46	52	41	36	21	22	37	68	89	80	NM
Asia	82	80	75	79	149	31	273	402	498	497	NM
Total	$151	$155	$216	$247	$321	$280	$605	$1,364	$1,825	$3,045	NM

Consumer Non-Accrual Loans By Region (2)
North America	$241	$185	$170	$235	$241	$247	$71	$119	$154	$177	(28)%
EMEA	154	155	145	147	152	150	155	129	174	170	13%
Latin America	836	894	964	1,112	1,285	1,429	1,331	1,281	1,331	1,512	6%
Asia	214	218	232	286	317	332	246	300	345	410	23%
Total	$1,445	$1,452	$1,511	$1,780	$1,995	$2,158	$1,803	$1,829	$2,004	$2,269	5%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$348	$219	$344	$510	$546	$487	$404	$337	$272	$258	(47)%
Regional Consumer Banking	33	43	29	31	33	25	21	34	35	33	32%

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$381	$262	$373	$541	$579	$512	$425	$371	$307	$291	(43)%

OREO By Region:
North America	$371	$239	$356	$521	$558	$494	$410	$354	$286	$193	(61)%
EMEA	1	—	—	—	—	—	—	—	—	16	—
Latin America	14	19	14	17	18	16	13	15	19	28	75%
Asia	4	4	3	3	3	2	2	2	2	54	NM
Total	$390	$262	$373	$541	$579	$512	$425	$371	$307	$291	(43)%

Other Repossessed Assets (4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Non-Performing Assets (NPA) (5)
Corporate Non-Accrual Loans	$151	$155	$216	$247	$321	$280	$605	$1,364	$1,825	$3,045	NM
Consumer Non-Accrual Basis Loans	1,445	1,452	1,511	1,780	1,995	2,158	1,803	1,829	2,004	2,269	5%
Non-Performing Loans (NPL)	1,596	1,607	1,727	2,027	2,316	2,438	2,408	3,193	3,829	5,314	NM
OREO	381	262	373	541	579	512	425	371	307	291	(43)%
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Non-Performing Assets (NPA)	$1,977	$1,869	$2,100	$2,568	$2,895	$2,950	$2,833	$3,564	$4,136	$5,605	90%

NPA as a % of Total Assets	0.16%	0.13%	0.15%	0.21%	0.24%	0.25%	0.24%	0.36%	0.43%	0.57%

Allowance for Loan Losses as a % of NPL	239%	267%	269%	242%	236%	252%	276%	241%	223%	189%

N/A	Not Available at the Citicorp level. See “Non-Performing Assets - Page 1” (on page 33) for Total Citigroup balances.

(1)

Non-accrual loans are loans in which the borrower has fallen behind in interest payments and are now considered impaired. As a general rule, consumer loans are charged off at 120 days past due and credit card loans are charged off at 180 days contractually past due. Consumer loans secured with non-real-estate collateral are written down to the estimated value of the collateral, less costs to sell, at 120 days past due. Consumer real-estate secured loans are written down to the estimated value of the property less costs to sell, when they are 180 days contractually past due. Impaired corporate loans and leases are written down to the extent that principal is judged to be uncollectible.

(2)	Excludes SOP 3-03 purchased distressed loans.
(3)	Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.
(4)	Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.
(5)	There is no industry-wide definition of non-performing assets. As such, analysis against the industry is not always comparable.

NM	Not meaningful

Reclassified to the current period’s presentation.

NON-PERFORMING ASSETS - PAGE 3 TOTAL CITI HOLDINGS (In millions of dollars)

											2Q09 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	2Q08 Increase/
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	(Decrease)

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$35	$111	$71	$250	$416	$441	$671	$2,270	$3,099	$2,783	NM
EMEA	136	132	795	1,061	1,148	1,433	1,291	5,826	5,931	5,938	NM
Latin America	107	122	98	83	47	52	88	161	211	150	NM
Asia	26	25	22	24	11	9	84	111	141	516	NM
Total	$304	$390	$986	$1,418	$1,622	$1,935	$2,134	$8,368	$9,382	$9,387	NM

Consumer Non-Accrual Loans By Region (2)
North America	$2,248	$2,639	$3,576	$4,606	$5,377	$6,153	$7,870	$9,498	$11,533	$11,977	95%
EMEA	563	753	682	549	623	706	749	819	954	1,186	68%
Latin America	17	18	21	21	11	12	12	9	7	8	(33)%
Asia	350	352	363	347	386	382	370	410	406	374	(2)%
Total	$3,178	$3,762	$4,642	$5,523	$6,397	$7,253	$9,001	$10,736	$12,900	$13,545	87%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

Brokerage and Asset Management	$—	$—	$24	$—	$1	$1	$1	$1	$1	$1	—
Local Consumer Lending	428	474	544	679	885	1,009	1,091	1,021	853	662	(34)%
Special Asset Pool	—	—	—	—	—	—	—	—	—	1	—

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$428	$474	$568	$679	$886	$1,010	$1,092	$1,022	$854	$664	(34)%

OREO By Region:
North America	$382	$434	$509	$639	$837	$946	$1,030	$955	$788	$582	(38)%
EMEA	46	40	35	40	48	63	61	66	65	81	29%
Latin America	—	—	—	—	1	1	1	1	1	1	—
Asia	—	—	24	—	—	—	—	—	—	—	—
Total	$428	$474	$568	$679	$886	$1,010	$1,092	$1,022	$854	$664	(34)%

Other Repossessed Assets (4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Non-Performing Assets (NPA) (5)
Corporate Non-Accrual Loans	$304	$390	$986	$1,418	$1,622	$1,935	$2,134	$8,368	$9,382	$9,387	NM
Consumer Non-Accrual Basis Loans	3,178	3,762	4,642	5,523	6,397	7,253	9,001	10,736	12,900	13,545	87%
Non-Performing Loans (NPL)	3,482	4,152	5,628	6,941	8,019	9,188	11,135	19,104	22,282	22,932	NM
OREO	428	474	568	679	886	1,010	1,092	1,022	854	664	(34)%
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Non-Performing Assets (NPA)	$3,910	$4,626	$6,196	$7,620	$8,905	$10,198	$12,227	$20,126	$23,136	$23,596	NM

NPA as a % of Total Assets	0.55%	0.61%	0.72%	0.86%	0.99%	1.22%	1.58%	2.81%	3.49%	3.64%

Allowance for Loan Losses as a % of NPL	164%	147%	144%	161%	160%	159%	156%	115%	104%	113%

N/A	Not Available at the Citi Holdings. See “Non-Performing Assets - Page 1” (on page 33) for Total Citigroup balances.

(1)

Non-accrual loans are loans in which the borrower has fallen behind in interest payments and are now considered impaired. As a general rule, consumer loans are charged off at 120 days past due and credit card loans are charged off at 180 days contractually past due. Consumer loans secured with non-real-estate collateral are written down to the estimated value of the collateral, less costs to sell, at 120 days past due. Consumer real-estate secured loans are written down to the estimated value of the property less costs to sell, when they are 180 days contractually past due. Impaired corporate loans and leases are written down to the extent that principal is judged to be uncollectible.

(2)	Excludes SOP 3-03 purchased distressed loans.
(3)	Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.
(4)	Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.
(5)	There is no industry-wide definition of non-performing assets. As such, analysis against the industry is not always comparable.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP NON-GAAP FINANCIAL MEASURES - RECONCILIATIONS PAGE 1 (In millions of dollars)

Managed-basis (Managed) presentations detail certain non-GAAP financial measures.  Managed presentations (applicable only to North American credit card operations, as securitizations are not done in any other regions) include results from both the on-balance sheet loans and off- balance sheet loans, and exclude the impact of card securitization activity. Managed presentations assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Citigroup's owned loans. Citigroup believes that Managed presentations are useful to investors because they are widely used by analysts and investors within the credit card industry. Managed presentations are commonly used by other companies within the financial services industry.

The following tables present a reconciliation of the Citigroup’s Managed presentations within this Financial Data Supplement to their most comparable GAAP measure.

	1Q	2Q	3Q	4Q	1Q	2Q
	2008	2008	2008	2008	2009	2009

For Page 8 - Citicorp Regional Consumer Banking (page 2):
Citi-Branded Cards Key Indicators

Average Managed Loans - as disclosed	$118.1	$119.2	$118.4	$113.5	$110.6	$110.8
Impact from Credit Card Securitizations	68.8	71.2	71.3	70.2	67.5	68.7
Average Loans	$49.3	$48.0	$47.1	$43.3	$43.1	$42.1

EOP Managed Loans - as disclosed	$118.0	$119.7	$117.5	$115.0	$109.0	$112.8
Impact from Credit Card Securitizations	70.8	71.7	71.1	69.5	68.3	70.7
EOP Loans	$47.2	$48.0	$46.4	$45.5	$40.7	$42.1

Managed Average Yield - as disclosed	14.04%	14.14%	14.29%	13.98%	14.67%	14.43%
Impact from Credit Card Securitizations	(3.40)%	(4.23)%	(3.96)%	(2.88)%	(2.01)%	(2.22)%
Average Yield	17.44%	18.37%	18.25%	16.86%	16.68%	16.65%

Managed Net Int Rev as a % of Avg. Managed Loans - as disclosed	10.49%	11.20%	11.28%	11.00%	12.31%	11.98%
Impact from Credit Card Securitizations	(3.68)%	(4.26)%	(3.81)%	(3.12)%	(1.99)%	(3.62)%
Net Interest Revenue as a % of Avg. Loans	14.17%	15.46%	15.09%	14.12%	14.30%	15.60%

Managed Net Credit Losses as a % of Avg. Managed Loans - as disclosed	5.17%	5.89%	6.39%	7.02%	8.53%	10.18%
Impact from Credit Card Securitizations	(0.04)%	0.01%	(0.19)%	0.15%	0.66%	0.89%
Net Credit Losses as a % of Avg. Loans	5.21%	5.88%	6.58%	6.87%	7.87%	9.29%

Managed Net Credit Margin as a % of Avg. Managed Loans - as disclosed	10.08%	9.44%	8.59%	7.56%	7.18%	4.43%
Impact from Credit Card Securitizations	(13.42)%	(12.40)%	(6.59)%	(9.15)%	(11.34)%	(9.05)%
Net Credit Margin as a % of Avg. Loans	23.50%	21.84%	15.18%	16.71%	18.52%	13.48%

Managed Loans 90+ Days Past Due as a % of EOP Managed Loans - as disclosed	2.02%	2.13%	2.24%	2.56%	3.01%	2.98%
Impact from Credit Card Securitizations	(0.49)%	(0.59)%	(0.56)%	(0.52)%	(0.62)%	(0.49)%
Loans 90+ Days Past Due as a % of EOP Loans	2.51%	2.72%	2.80%	3.08%	3.63%	3.47%

Reclassified to conform to the current period’s presentation.

CITIGROUP
NON-GAAP FINANCIAL MEASURES – RECONCILIATIONS

(In millions of dollars)

Managed-basis (Managed) presentations detail certain non-GAAP financial measures.  Managed presentations (applicable only to North American credit card operations, as securitizations are not done in any other regions) include results from both the on-balance sheet loans and off- balance sheet loans, and exclude the impact of card securitization activity. Managed presentations assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Citigroup’s owned loans. Citigroup believes that Managed presentations are useful to investors because they are widely used by analysts and investors within the credit card industry. Managed presentations are commonly used by other companies within the financial services industry.

The following tables present a reconciliation of the Citigroup’s Managed presentations within this Financial Data Supplement to their most comparable GAAP measure.

	1Q	2Q	3Q	4Q	1Q	2Q
	2008	2008	2008	2008	2009	2009

For Page 10 - Citicorp Regional Consumer Banking - North America (page 2):
Citi-Branded Cards Key Indicators

Managed Average Yield - as disclosed	11.38%	11.09%	11.55%	11.91%	13.09%	12.78%
Impact from Credit Card Securitizations	0.92%	1.24%	0.76%	1.58%	1.50%	1.69%
Average Yield	10.46%	9.85%	10.79%	10.33%	11.59%	11.09%

Managed Net Interest Revenue as a % of Avg. Managed Loans - as disclosed	7.70%	8.12%	8.64%	9.03%	11.03%	10.51%
Impact from Credit Card Securitizations	0.65%	1.17%	0.65%	0.24%	0.08%	(4.39)%
Net Interest Revenue as a % of Avg. Loans	7.05%	6.95%	7.99%	8.79%	10.95%	14.90%

Managed Net Credit Losses as a % of Avg. Managed Loans - as disclosed	4.79%	5.54%	5.90%	6.68%	8.42%	10.25%
Impact from Credit Card Securitizations	1.61%	2.03%	2.23%	2.41%	2.60%	2.73%
Net Credit Losses as a % of Avg. Loans	3.18%	3.51%	3.67%	4.27%	5.82%	7.52%

Managed Net Credit Margin as a % of Avg. Managed Loans - as disclosed	6.88%	5.96%	5.35%	5.22%	4.91%	1.89%
Impact from Credit Card Securitizations	(28.95)%	(27.76)%	(6.75)%	(18.78)%	(23.86)%	(17.78)%
Net Credit Margin as a % of Avg. Loans	35.83%	33.72%	12.10%	24.00%	28.77%	19.67%

Managed Loans 90+ Days Past Due as a % of EOP Managed Loans - as disclosed	1.88%	1.96%	2.07%	2.48%	2.95%	2.71%
Impact from Credit Card Securitizations	(0.97)%	(1.30)%	(1.10)%	(1.29)%	(1.71)%	(0.15)%
Loans 90+ Days Past Due as a % of EOP Loans	2.85%	3.26%	3.17%	3.77%	4.66%	2.86%

Reclassified to conform to the current period’s presentation.

CITIGROUP NON-GAAP FINANCIAL MEASURES – RECONCILIATIONS PAGE 3 (In millions of dollars)

Managed-basis (Managed) presentations detail certain non-GAAP financial measures. Managed presentations (applicable only to North American credit card operations, as securitizations are not done in any other regions) include results from both the on-balance sheet loans and off- balance sheet loans, and exclude the impact of card securitization activity. Managed presentations assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Citigroup’s owned loans. Citigroup believes that Managed presentations are useful to investors because they are widely used by analysts and investors within the credit card industry. Managed presentations are commonly used by other companies within the financial services industry.

The following tables present a reconciliation of the Citigroup’s Managed presentations within this Financial Data Supplement to their most comparable GAAP measure.

	1Q	2Q	3Q	4Q	1Q	2Q
	2008	2008	2008	2008	2009	2009

For Page 23 - Citi Holdings - Local Consumer Lending (page 2):
North America - Retail Partners Cards Key Indicators

EOP Managed Loans - as disclosed	$66.2	$67.0	$66.5	$66.4	$61.1	$60.4
Impact from Credit Card Securitizations	39.6	39.3	36.8	36.3	37.7	37.6
EOP Loans	$26.6	$27.7	$29.7	$30.1	$23.4	$22.8

Managed Average Yield - as disclosed	15.97%	15.97%	16.26%	16.26%	17.53%	18.56%
Impact from Credit Card Securitizations	1.63%	(0.36)%	0.18%	(0.36)%	(0.38)%	(2.58)%
Average Yield	14.34%	16.33%	16.08%	16.62%	17.91%	21.14%

Managed Net Interest Revenue - as disclosed	$2,232	$2,256	$2,354	$2,279	$2,277	$2,271
Impact from Credit Card Securitizations	1,484	1,357	1,481	1,322	1,393	1,455
Net Interest Revenue	$748	$899	$873	$957	$884	$816

Managed Net Int Rev as a % of Avg. Managed Loans - as disclosed	13.28%	13.62%	14.04%	13.76%	14.50%	14.96%
Impact from Credit Card Securitizations	3.12%	1.28%	2.12%	1.29%	1.96%	1.09%
Net Interest Revenue as a % of Avg. Loans	10.16%	12.34%	11.92%	12.47%	12.54%	13.87%

Managed Net Credit Losses - as disclosed	$1,194	$1,290	$1,458	$1,622	$1,958	$2,150
Impact from Credit Card Securitizations	711	725	812	862	1,057	1,268
Net Credit Losses	$483	$565	$646	$760	$901	$882

Managed Net Credit Losses as a % of Avg. Managed Loans - as disclosed	7.10%	7.79%	8.70%	9.79%	12.47%	14.16%
Impact from Credit Card Securitizations	0.54%	0.02%	(0.13)%	(0.12)%	(0.29)%	(0.83)%
Net Credit Losses as a % of Avg. Loans	6.56%	7.77%	8.83%	9.91%	12.76%	14.99%

Managed Net Credit Margin - as disclosed	$1,305	$1,204	$1,118	$937	$507	$90
Impact from Credit Card Securitizations	(73)	38	868	(47)	(90)	210
Net Credit Margin	$1,378	$1,166	$250	$984	$597	$(120)

Managed Net Credit Margin as a % of Avg. Managed Loans - as disclosed	7.76%	7.27%	6.67%	5.66%	3.23%	0.59%
Impact from Credit Card Securitizations	(10.96)%	(8.74)%	3.25%	(7.17)%	(5.24)%	2.63%
Net Credit Margin as a % of Avg. Loans	18.72%	16.01%	3.42%	12.83%	8.47%	(2.04)%

Managed Loans 90+ Days Past Due - as disclosed	$1,364	$1,402	$1,443	$1,854	$2,015	$2,059
Impact from Credit Card Securitizations	920	911	915	1,113	1,333	1,214
Loans 90+ Days Past Due	$444	$491	$528	$741	$682	$845

Managed Loans 90+ Days Past Due as a % of EOP Managed Loans - as disclosed	2.06%	2.09%	2.17%	2.79%	3.30%	3.41%
Impact from Credit Card Securitizations	0.38%	0.31%	0.39%	0.33%	0.38%	(0.30)%
Loans 90+ Days Past Due as a % of EOP Loans	1.68%	1.78%	1.78%	2.46%	2.92%	3.71%

Reclassified to conform to the current period's presentation.